================================================================================

                                                                   EXHIBIT 10.18

                      AMENDED AND RESTATED SENIOR UNSECURED
                                CREDIT AGREEMENT

                                      AMONG

                            CALLON PETROLEUM COMPANY,
                                  AS BORROWER,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                            AS ADMINISTRATIVE AGENT,

                                       AND

                          THE LENDERS SIGNATORY HERETO

================================================================================

                              CONVERTIBLE TERM LOAN

================================================================================

                          DATED AS OF DECEMBER 8, 2003

                  AMENDED AND RESTATED AS OF DECEMBER 23, 2003

                             TABLE OF CONTENTS

                                                    ARTICLE I

                                        DEFINITIONS AND ACCOUNTING MATTERS

Section 1.01   Terms Defined Above......................................................................        1

Section 1.02   Certain Defined Terms....................................................................        1

Section 1.03   Accounting Terms and Determinations......................................................       30

                                                    ARTICLE II

                                                   COMMITMENTS

Section 2.01   Loans....................................................................................       30

Section 2.02   Option to Issue Additional Notes.........................................................       30

Section 2.03   Notes....................................................................................       31

Section 2.04   Prepayments..............................................................................       33

                                                   ARTICLE III

                                        PAYMENTS OF PRINCIPAL AND INTEREST

Section 3.01   Repayment of Loans.......................................................................       34

Section 3.02   Interest.................................................................................       34

                                                    ARTICLE IV

                                 PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

Section 4.01   Payments.................................................................................       34

Section 4.02   Pro Rata Treatment.......................................................................       35

Section 4.03   Computations.............................................................................       35

Section 4.04   Set-off, Sharing of Payments, Etc........................................................       35

Section 4.05   Taxes....................................................................................       36

                                                    ARTICLE V

                                               CONVERSION OF NOTES

Section 5.01   Conversion under Rule 144A...............................................................       39

Section 5.02   Remedies for Certain Events..............................................................       40

                                                    ARTICLE VI

                                               CONDITIONS PRECEDENT

Section 6.01   Documents to be Delivered on Amendment and Restatement Date..............................       41

Section 6.02   Conditions Precedent to Funding..........................................................       42

Section 6.03   Conditions Precedent for the Benefit of Lenders..........................................       42

Section 6.04   No Waiver................................................................................       42

                                                   ARTICLE VII

                                          REPRESENTATIONS AND WARRANTIES

Section 7.01   Corporate Existence; Capitalization......................................................       42

Section 7.02   Financial Condition......................................................................       43

Section 7.03   Litigation...............................................................................       44

Section 7.04   No Breach................................................................................       44

Section 7.05   Authority................................................................................       44

Section 7.06   Approvals................................................................................       44

Section 7.07   Use of Loans.............................................................................       44

Section 7.08   ERISA....................................................................................       45

Section 7.09   Taxes....................................................................................       46

Section 7.10   Titles, Property, etc....................................................................       46

Section 7.11   No Material Misstatements................................................................       47

Section 7.12   Investment Company Act...................................................................       47

Section 7.13   Public Utility Holding Company Act.......................................................       47

Section 7.14   Subsidiaries.............................................................................       47

Section 7.15   Location of Business and Offices.........................................................       48

Section 7.16   Defaults.................................................................................       48

Section 7.17   Environmental Matters....................................................................       49

Section 7.18   Compliance with the Law..................................................................       50

Section 7.19   Insurance................................................................................       50

Section 7.20   Hedging Agreements.......................................................................       50

Section 7.21   Material Agreements......................................................................       51

Section 7.22   Gas Imbalances...........................................................................       51

Section 7.23   Labor Relations..........................................................................       51

Section 7.24   Intellectual Property....................................................................       52

                                                   ARTICLE VIII

                                              AFFIRMATIVE COVENANTS

Section 8.01   Reporting Requirements...................................................................       52

Section 8.02   Litigation...............................................................................       54

Section 8.03   Maintenance, Etc.........................................................................       54

Section 8.04   Environmental Matters....................................................................       55

Section 8.05   Further Assurances.......................................................................       55

Section 8.06   Performance of Obligations...............................................................       56

Section 8.07   ERISA Information and Compliance.........................................................       56

Section 8.08   Restricted Subsidiaries..................................................................       56

Section 8.09   Use of Proceeds of Qualified Offering....................................................       56

Section 8.10   Rating...................................................................................       57

                                                    ARTICLE IX

                                                NEGATIVE COVENANTS

Section 9.01   Debt Incurrence..........................................................................       57

Section 9.02   Liens....................................................................................       57

Section 9.03   Restricted Investments; Restrictive Agreements...........................................       58

Section 9.04   Sales and Leasebacks.....................................................................       63

Section 9.05   Nature of Business.......................................................................       63

Section 9.06   Limitation on Leases.....................................................................       63

Section 9.07   Consolidation and Merger.................................................................       64

Section 9.08   Proceeds of Notes and Loans..............................................................       64

Section 9.09   ERISA Compliance.........................................................................       64

Section 9.10   Sale or Discount of Receivables..........................................................       65

Section 9.11   Sale of Property.........................................................................       65

Section 9.12   Environmental Matters....................................................................       68

Section 9.13   Transactions with Affiliates.............................................................       68

Section 9.14   Subordinated Debt........................................................................       68

Section 9.15   Issuance and Sale of Capital Stock.......................................................       68

Section 9.16   Modification of Agreements...............................................................       68

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
Section 9.17   Guarantees...............................................................................       69

Section 9.18   Limitation on Additional Debt............................................................       69

Section 9.19   Permitted Medusa Transactions............................................................       69

                                                    ARTICLE X

                                           EVENTS OF DEFAULT; REMEDIES

Section 10.01  Events of Default........................................................................       69

Section 10.02  Remedies.................................................................................       71

                                                    ARTICLE XI

                                             THE ADMINISTRATIVE AGENT

Section 11.01  Appointment, Powers and Immunities.......................................................       71

Section 11.02  Reliance by Administrative Agent.........................................................       72

Section 11.03  Defaults.................................................................................       72

Section 11.04  INDEMNIFICATION..........................................................................       73

Section 11.05  Non-Reliance on Administrative Agent and other Lenders...................................       73

Section 11.06  Action by Administrative Agent...........................................................       73

Section 11.07  Resignation or Removal of Administrative Agent...........................................       74

                                                   ARTICLE XII

                                                  MISCELLANEOUS

Section 12.01  Waiver...................................................................................       74

Section 12.02  Notices..................................................................................       75

Section 12.03  Payment of Expenses, Indemnities, etc....................................................       75

Section 12.04  Amendments, Etc..........................................................................       78

Section 12.05  Successors and Assigns...................................................................       78

Section 12.06  Assignments and Participations...........................................................       78

Section 12.07  Invalidity...............................................................................       79

Section 12.08  Counterparts.............................................................................       79

Section 12.09  References...............................................................................       79

Section 12.10  Survival.................................................................................       79

Section 12.11  Captions.................................................................................       79

Section 12.12  No Oral Agreements.......................................................................       79

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
Section 12.13  Governing Law; Submission To Jurisdiction................................................       80

Section 12.14  Interest.................................................................................       81

Section 12.15  Confidentiality..........................................................................       82

Section 12.16  Effectiveness............................................................................       83

Section 12.17  Exculpation Provisions...................................................................       83

                         ANNEXES, EXHIBITS AND SCHEDULES

Annex I            -     List of Commitments
Exhibit A          -     Form of Note
Exhibit B          -     Form of Compliance Certificate
Exhibit C          -     Form of Responsible Officer's Certificate
Exhibit D          -     Form of Assignment Agreement
Exhibit E-1        -     Form of Maximum Credit Amount Increase Certificate
Exhibit E-2        -     Form of Additional Lender Certificate

Schedule 7.01(b)   -     Capitalization
Schedule 7.02      -     Liabilities
Schedule 7.03      -     Litigation
Schedule 7.09      -     Taxes
Schedule 7.10      -     Titles, Property, etc.
Schedule 7.14      -     Subsidiaries and Partnerships
Schedule 7.17      -     Environmental Matters
Schedule 7.19      -     Insurance
Schedule 7.20      -     Hedging Agreements
Schedule 7.21      -     Material Agreements
Schedule 7.22      -     Gas Imbalances
Schedule 9.01      -     Debt
Schedule 9.02      -     Liens

            THIS CREDIT AGREEMENT, dated as of December 8, 2003, and amended and restated as of December 23, 2003, is made by and among CALLON PETROLEUM COMPANY, a Delaware corporation (the "BORROWER"); each of the lenders that is a signatory hereto or which becomes a signatory hereto pursuant to Section 2.02 or as provided in SECTION 12.06 (individually, together with its successors and assigns, a "LENDER" and, collectively, the "LENDERS"); each of the new lenders that is a signatory hereto or which becomes a signatory hereto as provided in
SECTION 12.06 (individually, together with its successors and assigns, a "NEW LENDER" and, collectively, the "NEW LENDERS"); and Wells Fargo Bank, National Association, a national banking association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                                    RECITALS

            A. The Lenders have made certain loans subject to the terms and conditions of the Credit Agreement between Borrower and the Lenders dated December 8, 2003 in the amount of $100,000,000 (the "CREDIT AGREEMENT").

            B. The Borrower and the Lenders desire to amend and restate the Credit Agreement and increase the amount of the loans to $185,000,000 by adding New Lenders.

            C. In consideration of the mutual covenants and agreements herein contained and of the loans and commitments hereinafter referred to, the parties hereto agree that the Credit Agreement is hereby amended and restated as follows:

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING MATTERS

            SECTION 1.01 TERMS DEFINED ABOVE. As used in this Agreement, the terms "ADMINISTRATIVE AGENT," "BORROWER," "CREDIT Agreement," "LENDER," "LENDERS," "NEW LENDER" and "NEW LENDERS" shall have the meanings indicated above and, unless the context otherwise requires, the terms Lender and Lenders shall include the terms New Lender and New Lenders, respectively.

            SECTION 1.02 CERTAIN DEFINED TERMS. As used herein, the following terms shall have the following meanings (all terms defined in this ARTICLE I or in other provisions of this Agreement in the singular to have equivalent meanings when used in the plural and vice versa):

            "ADDITIONAL LENDER" shall have the meaning assigned to such term in
SECTION 2.02(a).

            "ADDITIONAL LENDER CERTIFICATE" shall have the meaning assigned to such term in SECTION 2.02(b).

            "ADDITIONAL LOANS" shall have the meaning assigned to such term in
SECTION 2.01(a).

            "ADJUSTED CONSOLIDATED NET TANGIBLE ASSETS" shall mean (without duplication), as of the date of determination, the remainder of:

                  (a) the sum of:

                        (1) discounted future net revenue from proved oil and
            gas reserves of Borrower and its Restricted Subsidiaries calculated in accordance with SEC guidelines but (x) using average prices received by Borrower and its Restricted Subsidiaries during the preceding year ( or, for purposes of any calculation made pursuant to SECTION 9.01(b), NYMEX Strip Price on the date of such calculation) and (y) before any state, federal or foreign income taxes, as estimated by Borrower in a reserve report prepared as of the end of Borrower's most recently completed fiscal year for which audited financial statements are available, and any other Oil and Gas Property in which Borrower or any Restricted Subsidiary maintains an interest in oil and gas reserves, as increased by, as of the date of determination, the estimated discounted future net revenues from:

                              (A) estimated proved oil and gas reserves of
                  Borrower, its Restricted Subsidiaries and Borrower's and its Restricted Subsidiaries' share of Oil and Gas Properties acquired since such year end (including, for purposes of any calculation made pursuant to SECTION 9.01(b) any Oil and Gas Properties to be acquired in connection with such incurrence of Debt), which reserves were not reflected in such year end reserve report, and

                              (B) estimated oil and gas reserves of Borrower,
                  its Restricted Subsidiaries and Borrower's and its Restricted Subsidiaries' share of Oil and Gas Properties attributable to extensions, discoveries and other additions and upward revisions of estimates of proved oil and gas reserves since such year end due to exploration, development, exploitation or production activities, in each case calculated in accordance with SEC guidelines (utilizing the prices utilized in such year end reserve report), and decreased by, as of the date of determination, the estimated discounted future net revenues from:

                              (C) estimated proved oil and gas reserves of
                  Borrower, its Restricted Subsidiaries and Borrower's and its Restricted Subsidiaries' share of Oil and Gas Properties produced or disposed of since such year end, and

                              (D) estimated oil and gas reserves of Borrower,
                  its Restricted Subsidiaries and Borrower's and its Restricted Subsidiaries' share of Oil and Gas Properties attributable to downward revisions of estimates of proved oil and gas reserves since such year end due to changes in geological conditions or other factors which would, in accordance with standard industry practice, cause such revisions, in each case calculated on a pre-tax basis and substantially in accordance with SEC guidelines (utilizing the prices utilized in such year end reserve report), in each case as estimated by Borrower's petroleum engineers or any independent petroleum engineers engaged by Borrower for that purpose;

                        (2) the capitalized costs that are attributable to Oil
            and Gas Properties of Borrower, its Restricted Subsidiaries and Borrower's and its Restricted Subsidiaries' share of Oil and Gas Properties to which no proved oil and gas reserves are attributable, based on Borrower's books and records as of a date no earlier than the date of Borrower's latest available annual or quarterly financial statements;

                        (3) the consolidated net working capital of Borrower and
            its Restricted Subsidiaries on a date no earlier than the date of Borrower's latest annual or quarterly financial statements; and

                        (4) the greater of:

                              (A) the net book value of other tangible assets of
                  Borrower and its Restricted Subsidiaries, as of a date no earlier than the date of Borrower's latest annual or quarterly financial statements, and

                              (B) the appraised value, as estimated by
                  independent appraisers (reasonably acceptable to the Administrative Agent), of other tangible assets of Borrower and its Restricted Subsidiaries, as of a date no earlier than the date of Borrower's latest audited financial statements; minus

                  (b) the sum of:

                        (1) minority interests;

                        (2) to the extent included in (a)(1) above, any net gas
            balancing liabilities of Borrower and its Restricted Subsidiaries reflected in Borrower's latest audited financial statements;

                        (3) to the extent included in (a)(1) above, the
            discounted future net revenues, calculated in accordance with SEC guidelines (utilizing the prices utilized in Borrower's most recent year end reserve report), attributable to reserves which are required to be delivered to third parties to fully satisfy the obligations of Borrower and its Restricted Subsidiaries with respect to Volumetric Production Payments (determined, if applicable, using the schedules specified with respect thereto); and

                        (4) the discounted future net revenues, calculated in
            accordance with SEC guidelines, attributable to reserves subject to Dollar-Denominated Production Payments which, based on the estimates of production and price assumptions included in determining the discounted future net revenues specified in (a)(1) above, would be necessary to fully satisfy the payment obligations of Borrower and its Restricted Subsidiaries with respect to Dollar-Denominated Production Payments (determined, if applicable, using the schedules specified with respect thereto).

            "AFFILIATE" of any Person shall mean (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person which owns directly or indirectly 15% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 15% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under common control with") such corporation or other Person.

            "AGREEMENT" shall mean this Amended and Restated Credit Agreement, as the same may from time to time be amended or supplemented.

            "AMENDMENT AND RESTATEMENT DATE" shall mean December 23, 2003.

            "ASSET DISPOSITION" shall mean any direct or indirect sale, lease (other than an operating lease entered into in the ordinary course of business), transfer, issuance or other disposition, or a series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of shares of capital stock of a Subsidiary (other than directors' qualifying shares) or other Property (each referred to for the purposes of this definition as a "disposition") by Borrower or any of its Restricted Subsidiaries, including any disposition by means of a merger, consolidation or similar transaction.

            Notwithstanding the preceding, the following items shall not be deemed to be Asset Dispositions:

                  (a) a disposition by a Restricted Subsidiary to Borrower or by Borrower or a Restricted Subsidiary to a Wholly-Owned Subsidiary;

                  (b) the sale of Cash Equivalents in the ordinary course of business;

                  (c) a disposition of Hydrocarbons in the ordinary course of business;

                  (d) a disposition or abandonment of obsolete or worn out equipment or equipment that is no longer useful in the conduct of the business of Borrower and its Restricted Subsidiaries and that is disposed of in each case in the ordinary course of business;

                  (e) transactions permitted under SECTION 9.07;

                  (f) an issuance of capital stock by a Restricted Subsidiary of Borrower to Borrower or to a Wholly-Owned Subsidiary;

                  (g) for purposes of this definition only, the making of a Permitted Investment or a disposition subject to SECTION 9.03;

                  (h) dispositions of assets of Borrower designated by Borrower as not constituting an Asset Disposition with an aggregate fair market value since the Closing Date of less than $5,000,000;

                  (i) dispositions in connection with Liens permitted under
      SECTION 9.02;

                  (j) the licensing or sublicensing of intellectual property or other general intangibles and licenses, leases or subleases of other property in the ordinary course of business which do not materially interfere with the business of Borrower and its Restricted Subsidiaries;

                  (k) foreclosure on assets;

                  (l) sale, transfer or abandonment (whether or not in the ordinary course of business) of Oil and Gas Properties or direct or indirect interests in Property; provided that at the time of such sale or transfer such Properties do not have associated with them any material proved reserves;

                  (m) the abandonment, farm-out, lease or sublease of developed or undeveloped Oil and Gas Properties in the ordinary course of business;

                  (n) the trade or exchange by Borrower or any Restricted Subsidiary of any Oil and Gas Properties owned or held by Borrower or such Restricted Subsidiary for Oil and Gas Properties owned or held by another Person, including any cash or Cash Equivalents necessary in order to achieve an exchange of equivalent value; provided that any such cash or Cash Equivalents received by Borrower or such Restricted Subsidiary will be subject to the provisions described in SECTION 9.11, which the board of directors of Borrower determines in good faith by resolution to be of approximately equivalent value.

            "ASSET DISPOSITION OFFER" shall have the meaning assigned such term in SECTION 9.11(b).

            "ASSET DISPOSITION OFFER AMOUNT" shall have the meaning assigned such term in SECTION 9.11(b).

            "ASSET DISPOSITION OFFER PERIOD" shall have the meaning assigned such term in SECTION 9.11(b).

            "ASSET DISPOSITION PURCHASE DATE" shall have the meaning assigned such term in SECTION 9.11(b).

            "ASSIGNMENT" shall have the meaning assigned such term in SECTION 12.06(b).

            "BORROWER INTELLECTUAL PROPERTY" shall have the meaning assigned such term in SECTION 7.24.

            "BUSINESS DAY" shall mean any day other than a day on which commercial banks are authorized or required to close in Minnesota, Texas or New York.

            "CASH EQUIVALENTS" shall mean:

                  (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality of the United States of America (provided that the full faith and credit of the United States of America is pledged in support thereof), having maturities of not more than one year from the date of acquisition; (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition and, at the time of acquisition of the United States of America (provided that the full faith and credit of the United States of America is pledged in support thereof), having a credit rating of "A" or better from either Standard & Poor's Ratings Services or Moody's Investors Service, Inc.;

                  (c) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers' acceptances having maturities of not more than one year from the date of acquisition thereof issued by any commercial bank the long-term debt of which is rated at the time of acquisition thereof at least "A" or the equivalent thereof by Standard & Poor's Ratings Services, or "A" or the equivalent thereof by Moody's Investors Service, Inc., and having combined capital and surplus in excess of $500,000,000;

                  (d) repurchase obligations with a term of not more than seven
      (7) days for underlying securities of the types described in clauses (a),
      (b) and (c) above entered into with any bank meeting the qualifications specified in clause (c) above;

                  (e) commercial paper rated at the time of acquisition thereof at least "A-2" or the equivalent thereof by Standard & Poor's Ratings Services or "P-2" or the equivalent thereof by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments, and in any case maturing within one year after the date of acquisition thereof; and

                  (f) interests in any investment company or money market fund which invests solely in instruments of the type specified in clauses (a) through (e) above.

            "CHANGE IN CONTROL" shall mean (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities

Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) of shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Borrower; or (b) occupation of a majority of the seats on the board of directors of Borrower by Persons who were neither (i) nominated by the board of directors of Borrower nor (ii) appointed by directors so nominated.

            "CLOSING DATE" shall mean December 8, 2003.

            "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor statute.

            "COMMITMENT" shall mean, for any Lender party to the Credit Agreement, its obligation to have made the Loan on the Closing Date under the Credit Agreement and, for any new Lender, its obligation to make the Loan on the Amendment and Restatement Date, or on a later date pursuant to SECTION 2.02 in the amount set forth opposite such Lender's name on Annex I.

            "CONSOLIDATED NET INCOME" shall mean with respect to Borrower and its Restricted Subsidiaries, for any period, the aggregate of the net income (or loss) of Borrower and its Restricted Subsidiaries after allowances for taxes for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from the calculation of net income (to the extent otherwise included in the calculation) the following: (i) the net income of any Person in which Borrower or any Restricted Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of Borrower and its Restricted Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in such period by such other Person to Borrower or to a Restricted Subsidiary, as the case may be; (ii) the net income (but not loss) of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Restricted Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Restricted Subsidiary, or is otherwise restricted or prohibited in each case determined in accordance with GAAP; (iii) any extraordinary gains or losses, including gains or losses attributable to Property sales not in the ordinary course of business; (iv) the cumulative effect of a change in accounting principles; and (v) any gains or losses attributable to write-ups or write downs of assets.

            "CONSOLIDATED SUBSIDIARIES" shall mean each Subsidiary of Borrower (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of Borrower in accordance with GAAP.

            "DEBT" shall mean, for any Person the sum of the following (without duplication): (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments (including principal, interest, fees and charges); (ii) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of Property (except trade payables), which payment is due more than six months after the date of placing such Property in service; (iv) all obligations under leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable (whether contingent or otherwise); (v) all obligations under operating leases which require such Person to make payments over the term of such lease based on the purchase price or appraised value of the Property subject to such lease plus a marginal interest rate, and used primarily as a financing vehicle for, or to monetize, such Property; (vi) all Debt (as described in the other clauses of this definition) and other obligations of others secured by a Lien on any Property of such Person, whether or not such Debt is assumed by such Person;
(vii) all Debt (as described in the other clauses of this definition) and other obligations of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the debtor or obligations of others; (viii) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (ix) obligations to deliver goods or services including Hydrocarbons in consideration of advance payments; (x) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (xi) any capital stock of such Person in which such Person has a mandatory obligation to redeem such stock prior to the maturity of the Loans; (xii) any Debt of a Special Entity for which such Person is liable either by agreement or because of a Governmental Requirement; (xiii) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment; and (xiv) all obligations of such Person under Hedging Agreements; provided that Debt shall not include (i) any debt arising in connection with the Permitted Medusa Transaction, or (ii) any asset retirement obligations arising under Financial Accounting Standards Board Statement No. 143, Accounting for Asset Retirement Obligations.

            "DEBT COVERAGE RATIO" shall mean as of any date of determination, with respect to Borrower and its Restricted Subsidiaries, the ratio of (x) the aggregate amount of Debt to (y) EBITDA for such four calendar quarters; provided, however, that:

                  (a) for purposes of clause (x) of the introductory paragraph of this definition, Debt shall only include the obligations listed in clauses (i) through (v), (vii), and (ix) through (xi) of the definition of Debt in this SECTION 1.02;

                  (b) if Borrower or any Restricted Subsidiary:

                        (1) has incurred any Debt since the beginning of such
            period that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Debt Coverage Ratio is an incurrence of Debt, EBITDA and Interest Expense for such period will be calculated after giving effect on a pro forma basis to such Debt as if such Debt has been incurred on the first day of such period (except that in making such computation, the amount of Debt under any revolving credit facility existing on the date of such calculation will be computed based on the average daily balance of such Debt during such period; provided that, for purposes of SECTION 9.01(a), the average daily balance deemed outstanding during such period under a revolving credit facility being repaid in whole or in part with the proceeds of such Debt shall be the lesser of (i) the actual average daily balance of such revolving indebtedness outstanding during such period and (ii) the amount of such revolving indebtedness outstanding immediately before the application of the proceeds of such Debt to repay such revolving indebtedness) and the discharge of any other Debt repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Debt as if such discharge had occurred on the first day of such period; or

                        (2) has repaid, repurchased, defeased or otherwise
            discharged any Debt since the beginning of the period that is no longer outstanding on such date of determination or if the transaction giving rise to the need to calculate the Debt Coverage Ratio involves a discharge of Debt, EBITDA and Interest Expense for such period will be calculated after giving effect on a pro forma basis to such discharge of such Debt, including with the proceeds of such new Debt, as if such discharge had occurred on the first day of such period;

                  (c) if since the beginning of such period Borrower or any Restricted Subsidiary will h3ave sold or otherwise disposed of any material Property or other asset or if the transaction giving rise to the need to calculate the Debt Coverage Ratio is such a sale or disposition:

                        (1) the EBITDA for such period will be reduced by an
            amount equal to the EBITDA (if positive) directly attributable to the assets which are the subject of such sale or disposition for such period or increased by an amount equal to the EBITDA (if negative) directly attributable thereto for such period; and

                        (2) Interest Expense for such period will be reduced by
            an amount equal to the Interest Expense directly attributable to any Debt of Borrower or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to Borrower and its continuing Restricted Subsidiaries in connection with such sale or disposition for such period (or, if the capital stock of any Restricted Subsidiary is sold, the Interest Expense for such period directly attributable to the Debt of such Restricted Subsidiary to the extent Borrower and its continuing Restricted Subsidiaries are no longer liable for such Debt after such sale);

            (d) if since the beginning of such period Borrower or any Restricted Subsidiary (by merger or otherwise) will have made an investment in any Restricted Subsidiary (or any Person which becomes a Restricted Subsidiary or is merged with or into Borrower) or an acquisition of material Properties or other assets, including any acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder, EBITDA and Interest Expense for such period will be calculated after giving pro forma effect thereto (including the incurrence of any Debt) as if such investment or acquisition occurred on the first day of such period; and

            (e) if since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into Borrower or any Restricted Subsidiary since the beginning of such period) will have sold or otherwise disposed of any material property or other asset or any investment or acquisition of assets that would have required an adjustment pursuant to clause (b) or (c) above if made by Borrower or a Restricted Subsidiary during such period, EBITDA and Interest Expense for such period will be calculated after giving pro forma effect thereto as if such asset disposition or investment or acquisition of assets occurred on the first day of such period.

            For purposes of this definition, whenever pro forma effect is to be given to any calculation under this definition, the pro forma calculations will be determined in good faith by a responsible financial or accounting officer of Borrower (including pro forma expense and cost reductions calculated in good faith by Borrower). If any Debt bears a floating rate of interest and is being given pro forma effect, the interest expense on such Debt will be calculated as if the rate in effect on the date of determination has been the applicable rate for the entire period (taking into account any interest rate agreement applicable to such Debt if such interest rate agreement has a remaining term in excess of 12 months).

            For the purposes of this definition an imputed interest rate for any outstanding or proposed production payment, project financing and other non-recourse debt will be included in the calculation of Interest Expense and the corresponding EBITDA, if any and to the extent lowered, will be grossed up, in a corresponding manner.

            "DEFAULT" shall mean an Event of Default or an event which with notice or lapse of time or both would become an Event of Default.

            "DEFERRED COMPENSATION PLAN" shall mean the Borrower Deferred Compensation Plan dated as of December 1, 1996 and the letter to employees dated December 13, 1996 relating thereto.

            "DISQUALIFIED STOCK" shall mean, with respect to any Person, any capital stock of such Person which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event:

                  (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

                  (b) is convertible or exchangeable for Debt or Disqualified Stock (excluding capital stock which is convertible or exchangeable solely at the option of Borrower or a Restricted Subsidiary); or

                  (c) is redeemable at the option of the holder thereof, in whole or in part,

in each case on or prior to the date that is ninety-one (91) days after the date
(i) on which the Notes mature; provided that only the portion of capital stock which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date will be deemed to be Disqualified Stock; provided, further, that any capital stock that would constitute Disqualified Stock solely because the holders thereof have the right to require Borrower to repurchase such capital stock upon the occurrence of a change of control or asset disposition (each defined in a substantially identical manner to the corresponding definitions herein) shall not constitute Disqualified Stock if the terms of such capital stock (and all such securities into which it is convertible or for which it is ratable or exchangeable) provide that Borrower may not repurchase or redeem any such capital stock (and all such securities into which it is convertible or for which it is ratable or exchangeable) pursuant to such provision prior to compliance by Borrower with the provisions hereof described under SECTIONS 2.04(b), 9.03 and 9.11.

            "DOLLAR-DENOMINATED PRODUCTION PAYMENTS" shall mean production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith.

            "DOLLARS" and "$" shall mean lawful money of the United States of America.

            "DUKE CREDIT FACILITY" shall mean that certain credit facility pursuant to the Credit Agreement dated June 29, 2001, by and among the Borrower, Duke Capital Partners, LLC, as Administrative Agent, and the lenders signatory thereto, as amended from time to time.

            "EBITDA" shall mean, for the period of the most recent four consecutive calendar quarters ending prior to the date of determination for which financial statements are available, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: Interest Expense, taxes, depreciation, depletion, amortization and non-cash compensation expense; for the purposes of this definition (when used in the calculation of the Interest Coverage Ratio and the Debt Coverage Ratio) EBITDA, if any and to the extent lowered, relating to any production payment, project financing and other non-recourse debt and in which an imputed interest rate has been calculated and used in the definition of Interest Expense, will be grossed up by a corresponding amount.

            "ENVIRONMENTAL LAWS" shall mean any and all Governmental Requirements pertaining to health or the environment in effect in any and all jurisdictions in which Borrower or any Subsidiary is conducting or at any time has conducted business, or where any Property of Borrower or any Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection laws. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that (i) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (ii) to the extent the laws of the state in which any Property of Borrower or any Subsidiary is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

            "EQUIPMENT FINANCING SUBSIDIARY" shall mean a Subsidiary of Borrower formed for the sole purpose of owning equipment purchased in a Permitted Equipment Financing and related assets and that has no substantial operations and conducts no substantial activities other than those related to the ownership of such equipment.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute.

            "ERISA AFFILIATE" shall mean each trade or business (whether or not incorporated) which together with Borrower or any Subsidiary would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

            "ERISA EVENT" shall mean (i) a "reportable event" described in
Section 4043 of ERISA and the regulations issued thereunder, (ii) the withdrawal of Borrower, any Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

            "EVENT OF DEFAULT" shall have the meaning assigned such term in
SECTION 10.01.

            "EXCESS PROCEEDS" shall have the meaning assigned such term in
SECTION 9.11(b).

            "EXCHANGED PROPERTIES" shall mean Properties used or useful in the oil and gas business and received by Borrower or a Consolidated Subsidiary in exchange for other Properties owned by it, whether directly or indirectly through the acquisition of the capital stock of a Person holding such Properties so that such Person becomes a Wholly-Owned and Consolidated Subsidiary of Borrower, in trade or as a portion of the total consideration for such other Properties.

            "EXISTING SUBORDINATED DEBT" shall mean the 2005 Senior Subordinated Notes.

            "FINAL MATURITY DATE" shall mean December 8, 2010.

            "FINANCIAL STATEMENTS" shall have the meaning assigned such term in
SECTION 7.02.

            "FORM W-8BEN CERTIFICATION" shall have the meaning assigned such term in SECTION 4.05(D)(1).

            "FORM W-8ECI CERTIFICATION" shall have the meaning assigned such term in SECTION 4.05(D)(1).

            "FUNDING" shall mean the funding of the Loan upon satisfaction of the conditions set forth in SECTION 6.01.

            "GAAP" shall mean generally accepted accounting principles in the United States of America (i) as in effect on the date hereof with regard to SECTIONS 9.01 and 9.03 (ii) otherwise as in effect from time to time.

            "GOVERNMENTAL AUTHORITY" shall mean the country, the state, county, city and political subdivisions in which any Person or such Person's Property is located or which exercises valid jurisdiction over any such Person or such Person's Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them including monetary authorities which exercises valid jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, Borrower, its Subsidiaries or any of their Property or the Administrative Agent or any Lender.

            "GOVERNMENTAL REQUIREMENT" shall mean any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

            "HEDGING AGREEMENTS" shall mean any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction.

            "HIGHEST LAWFUL RATE" shall mean, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes under laws applicable to such Lender which are currently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

            "HYDROCARBON INTERESTS" shall mean all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

            "HYDROCARBONS" shall mean oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

            "INDEMNIFIED PARTIES" shall have the meaning assigned such term in
SECTION 12.03(a)(2).

            "INDEMNITY MATTERS" shall mean any and all actions, suits, proceedings (including any investigations, litigation or inquiries), claims, demands and causes of action made or threatened against a Person and, in connection therewith, all losses, liabilities, damages (including, without limitation, consequential damages) or reasonable costs and expenses of any kind or nature whatsoever incurred by such Person whether caused by the sole or concurrent negligence of such Person seeking indemnification.

            "INDENTURE" shall have the meaning assigned such term in SECTION 5.01(a).

            "INDENTURE NOTES" shall have the meaning assigned such term in
SECTION 5.01(a).

            "INTEREST COVERAGE RATIO" shall mean as of any date of determination, with respect to Borrower and its Restricted Subsidiaries, the ratio of (x) the aggregate amount of EBITDA to (y) Interest Expense for such four calendar quarters; provided, however, that:

                  (a) if Borrower or any Restricted Subsidiary:

                        (1) has incurred any Debt since the beginning of such
            period that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Interest Coverage Ratio is an incurrence of Debt, EBITDA and Interest Expense for such period will be calculated after giving effect on a pro forma basis to such Debt as if such Debt has been incurred on the first day of such period (except that in making such computation, the amount of Debt under any revolving credit facility existing on the date of such calculation will be computed based on the average daily balance of such Debt during such period; provided that, for purposes of SECTION 9.01, the average daily balance deemed outstanding during such period under a revolving credit facility being repaid in whole or in part with the proceeds of such Debt shall be the lesser of (i) the actual average daily balance of such revolving indebtedness outstanding during such period and (ii) the amount of such revolving indebtedness outstanding immediately before the application of the proceeds of such Debt to repay such revolving indebtedness) and the discharge of any other Debt repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Debt as if such discharge had occurred on the first day of such period; or

                        (2) has repaid, repurchased, defeased or otherwise
            discharged any Debt since the beginning of the period that is no longer outstanding on such date of determination or if the transaction giving rise to the need to calculate the Interest Coverage Ratio involves a discharge of Debt (in each case other than Debt incurred under any revolving credit facility unless such Debt has been permanently repaid and the related commitment terminated; provided, that for purposes of SECTION 9.01, this parenthetical clause shall not apply), EBITDA and Interest Expense for such period will be calculated after giving effect on a pro forma basis to such discharge of such Debt, including with the proceeds of such new Debt, as if such discharge had occurred on the first day of such period;

                  (b) if since the beginning of such period Borrower or any Restricted Subsidiary will have sold or otherwise disposed of any material Property or other asset or if the transaction giving rise to the need to calculate the Interest Coverage Ratio is such a sale or disposition:

                        (1) the EBITDA for such period will be reduced by an
            amount equal to the EBITDA (if positive) directly attributable to the assets which are the subject of such sale or disposition for such period or increased by an amount equal to the EBITDA (if negative) directly attributable thereto for such period; and

                        (2) Interest Expense for such period will be reduced by
            an amount equal to the Interest Expense directly attributable to any Debt of Borrower or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to Borrower and its continuing Restricted Subsidiaries in connection with such sale or disposition for such period (or, if the capital stock of any Restricted Subsidiary is sold, the Interest Expense for such period directly attributable to the Debt of such Restricted Subsidiary to the extent Borrower and its continuing Restricted Subsidiaries are no longer liable for such Debt after such sale);

                  (c) if since the beginning of such period Borrower or any Restricted Subsidiary (by merger or otherwise) will have made an investment in any Restricted Subsidiary (or any Person which becomes a Restricted Subsidiary or is merged with or into Borrower) or an acquisition of material Properties or other assets, including any acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder, EBITDA and Interest Expense for such period will be calculated after giving pro forma effect thereto (including the incurrence of any Debt) as if such investment or acquisition occurred on the first day of such period; and

                  (d) if since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into Borrower or any Restricted Subsidiary since the beginning of such period) will have sold or otherwise disposed of any material property or other asset or any investment or acquisition of assets that would have required an adjustment pursuant to clause (b) or (c) above if made by Borrower or a Restricted Subsidiary during such period, EBITDA and Interest Expense for such period will be calculated after giving pro forma effect thereto as if such asset disposition or investment or acquisition of assets occurred on the first day of such period.

            For purposes of this definition, whenever pro forma effect is to be given to any calculation under this definition, the pro forma calculations will be determined in good faith by a responsible financial or accounting officer of Borrower (including pro forma expense and cost reductions calculated in good faith by Borrower). If any Debt bears a floating rate of interest and is being given pro forma effect, the interest expense on such Debt will be calculated as if the rate in effect on the date of determination has been the applicable rate for the entire period (taking into account any interest rate agreement applicable to such Debt if such interest rate agreement has a remaining term in excess of 12 months).

            For the purposes of this definition an imputed interest rate for any outstanding or proposed production payment, project financing and other non-recourse debt will be included in the calculation of Interest Expense and the corresponding EBITDA, if any and to the extent lowered, will be grossed up, in a corresponding manner.

            "INTEREST EXPENSE" shall mean, for the period of the most recent four consecutive calendar quarters ending prior to the date of determination for which financial statements are available, the total cash interest expense of Borrower and its Restricted Subsidiaries determined in accordance with GAAP, plus, to the extent not included in such interest expense (without duplication):

                  (a) interest expense attributable to capitalized lease obligations and the interest portion of rent expense associated with Debt in respect of the relevant lease giving rise thereto, determined as if such lease were a capitalized lease in accordance with GAAP and the interest component of any deferred payment obligations to the extent not accrued in a prior period;

                  (b) imputed interest expense attributable to any production payment, project financing by vendors and other non-recourse debt, but not including any amounts arising out of the Permitted Medusa Transaction;

                  (c) interest actually paid by Borrower or any Restricted Subsidiary under any guarantee of Debt or other obligation of any other person;

                  (d) net costs associated with Hedging Agreements for the purpose of ameliorating interest rate fluctuation risk or any kind of interest rate agreement (excluding amortization of fees);

                  (e) the consolidated cash interest expense of Borrower and its Restricted Subsidiaries that was capitalized during such period; and

                  (f) the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than Borrower or its Restricted Subsidiaries) in connection with Debt incurred by such plan or trust; provided, however, that there will be excluded therefrom any such interest expense of any Unrestricted Subsidiary to the extent the related Debt is not guaranteed or paid by Borrower or any Restricted Subsidiary.

            For purposes of the foregoing, total Interest Expense will be determined after giving effect to any net payments made or received by Borrower and its Restricted Subsidiaries with respect to interest rate agreements; provided, however, that Interest Expense shall not include (a) to the extent included in total Interest Expense, amortization or write-off of deferred financial costs or discount accretion of such Person or (b) accretion of interest charges on future plugging and abandonment obligations, future retirement benefits and other obligations that do not constitute Debt.

            "INVESTMENT" shall mean, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of any direct or indirect advance, loan (other than advances to customers in the ordinary course of business) or other extension of credit (including by way of guarantee or similar arrangement, but excluding any Debt or extension of credit represented by a bank deposit other than a time deposit) or capital contribution to (by means of any transfer of cash or other Property to others or any payment for Property or services for the account or use of others), or any purchase or acquisition of capital stock, Debt or other similar instruments issued by, such Person and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP; provided that none of the following will be deemed to be an Investment:


                  (a) Hedging Agreements entered into in the ordinary course of business and in compliance herewith;

                  (b) endorsements of negotiable instruments and documents in the ordinary course of business; and

                  (c) an acquisition of assets, capital stock or other securities by Borrower or a Subsidiary for consideration to the extent such consideration consists exclusively of common equity securities of Borrower.

For purposes of this definition:

                  (i) "INVESTMENT" shall mean the portion (proportionate to Borrower's equity interest in a Restricted Subsidiary to be designated as an Unrestricted Subsidiary) of the fair market value of the net assets of such Restricted Subsidiary of Borrower at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, Borrower will be deemed to continue to have a permanent "INVESTMENT" in an Unrestricted Subsidiary in an amount (if positive) equal to (a) Borrower's "INVESTMENT" in such Subsidiary at the time of such redesignation less (b) the portion (proportionate to Borrower's equity interest in such Subsidiary) of the fair market value of the net assets (as conclusively determined by the Board of Directors of Borrower in good faith) of such Subsidiary at the time that such Subsidiary is so redesignated a Restricted Subsidiary; and

                  (ii) any Property transferred to or from an Unrestricted Subsidiary will be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the board of directors of Borrower.

            "LIEN" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (i) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (ii) production payments and the like payable out of Oil and Gas Properties. The term "Lien" shall also mean reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, Borrower or any Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

            "LOAN INCREASE CERTIFICATE" shall have the meaning assigned to such term in SECTION 2.02(b)(4).

            "LOAN DOCUMENTS" shall mean this Agreement, the Notes, any Assignment and any other agreements or documents executed in connection herewith.

            "LOAN" shall mean the loans as provided for by SECTION 2.01, and unless the context otherwise requires, the term "Loans" shall include the Additional Loans.

            "MAJORITY LENDERS" shall mean Lenders holding at least 75% of the outstanding aggregate principal amount of the Loan.

            "MATERIAL ADVERSE EFFECT" shall mean any material and adverse effect on (i) the assets, liabilities, financial condition, business, operations or affairs of Borrower and its Subsidiaries taken as a whole, or (ii) the ability of Borrower and its Subsidiaries taken as a whole to carry out their business or meet their obligations under the Loan Documents on a timely basis.

            "MATERIAL AGREEMENT" shall have the meaning assigned such term in
SECTION 7.21.

            "MULTIEMPLOYER PLAN" shall mean a Plan defined as such in Section 3(37) or 4001(a)(3) of ERISA.

            "NET AVAILABLE CASH" from an Asset Disposition shall mean cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring person of Debt or other obligations relating to the Properties that are the subject of such Asset Disposition or received in any other noncash form) therefrom, in each case net of:

                  (a) all legal, accounting, investment banking, title and recording tax expenses, commissions and other fees and expenses incurred, and all federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP (after taking into account any available tax credits or deductions and any tax sharing agreements), as a consequence of such Asset Disposition;

                  (b) all payments made on any Debt which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law be repaid out of the proceeds from such Asset Disposition;

                  (c) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition; and

                  (d) the deduction of appropriate amounts to be provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the assets disposed of in such Asset Disposition and retained by Borrower or any Consolidated Subsidiary after such Asset Disposition.

            "NET CASH PROCEEDS," with respect to any issuance or sale of capital stock, shall mean the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, listing fees, discounts or commissions and brokerage, consultant and other fees and charges actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result of such issuance or sale (after taking into account any available tax credit or deductions and any tax sharing arrangements).

            "NOTES" shall mean the Notes described in and provided for by
SECTION 2.03, together with any and all renewals, extensions for any period, increases, rearrangements, substitutions or modifications thereof.

            "NYMEX STRIP PRICE" shall mean the average closing price of contracts for future delivery for the next occurring 24 months as of the close of trading on the New York Mercantile Exchange ("NYMEX") on the date of any calculation. For crude oil, the reference contract will be light sweet crude oil, the NYMEX symbol for which is currently "CL." For natural gas, the reference contract will be natural gas delivered at the Henry Hub in Louisiana, the NYMEX symbol for which is currently "NG." To the extent that reference prices are not available for the entire 24 month period, prices will be determined on the average of the contracts which are available during such 24 month period.

            "OIL AND GAS PROPERTIES" shall mean Hydrocarbon Interests; the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, the lands covered thereby and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests; and all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing. Unless otherwise indicated, Oil and Gas Properties shall mean such Property of Borrower and its Restricted Subsidiaries.

            "OTHER TAXES" shall have the meaning assigned such term in SECTION 4.05(b).

            "PARI PASSU NOTES" shall have the meaning assigned such term in
SECTION 9.11(b).

            "PBGC" shall mean the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions.

            "PERCENTAGE SHARE" shall mean the percentage of the aggregate Loans to be provided by a Lender under this Agreement as indicated on Annex I hereto, as modified from time to time to reflect any assignments permitted by SECTION 12.06(b).

            "PERMITTED BUSINESS INVESTMENT" shall mean any Investment made in the ordinary course of, and of a nature that is or shall have become customary in, the Related Business including investments or expenditures for exploiting, exploring for, acquiring, developing, producing, processing, gathering, marketing or transporting oil and gas through agreements, transactions, interests or arrangements which permit one to share risks or costs, comply with regulatory requirements regarding local ownership or satisfy other objectives customarily achieved through the conduct of the Related Business jointly with third parties, including (i) ownership interests in oil and gas properties, processing facilities, gathering systems, pipelines or ancillary real property interests and (ii) Investments in the form of or pursuant to operating agreements, processing agreements, farm-in agreements, farm-out agreements, development agreements, area of mutual interest agreements, unitization agreements, pooling agreements, joint bidding agreements, service contracts, joint venture agreements, partnership agreements (whether general or limited), subscription agreements, stock purchase agreements and other similar agreements (including for limited liability companies) with third parties, excluding, however, Investments in corporations other than Restricted Subsidiaries.

            "PERMITTED CONSIDERATION" shall have the meaning assigned such term in SECTION 9.11.

            "PERMITTED EQUIPMENT FINANCING" shall mean any Debt incurred by Borrower or any Subsidiary of Borrower to finance or refinance the acquisition, after the Closing Date, from a third party that is not an Affiliate of Borrower of any equipment and related assets to be used in a Related Business; provided that (i) the aggregate amount of all such Debt shall not exceed 50% of the cumulative amount of capital expenditures made by Borrower and its Restricted Subsidiaries after the Closing Date for capital equipment to be used in a Related Business, together with any taxes, duties, installation costs or similar costs related thereto, and (ii) such Debt shall be non-recourse to Borrower and each Subsidiary of Borrower other than an Equipment Financing Subsidiary related to such acquired equipment.

            "PERMITTED INDEBTEDNESS" shall mean:

                  (a) the Notes and any additional Notes under SECTION 2.02 or any guaranty of or suretyship arrangement for the Notes;

                  (b) Debt (other than that associated with the Senior Secured Credit Facility and the Duke Credit Facility) of Borrower existing on the Amendment and Restatement Date which is reflected in the Financial Statements or is disclosed in Schedule 9.01, and any renewals or extensions (but not increases) thereof;

                  (c) accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which, if greater than ninety (90) days past the invoice or billing date, are being contested in good faith by appropriate proceedings if reserves adequate under GAAP shall have been established therefor;

                  (d) Debt under capital leases (as required to be reported on the financial statements of Borrower pursuant to GAAP) in addition to any obligations that are Debt as permitted under SECTION 9.06;

                  (e) Debt associated with bonds or surety obligations required by Governmental Requirements in connection with the operation of the Oil and Gas Properties;

                  (f) Hedging Agreements covering (A) oil and gas production of proved developed producing Oil and Gas Properties of Borrower or any Consolidated Subsidiary; provided, however, that such Hedging Agreements related to oil or gas production shall not, either individually or in the aggregate, cover more than 80% of estimated production on the date such hedges are entered into of oil or gas of Borrower and the Consolidated Subsidiaries for each individual period covered by the Hedging Agreements,
      (B) fluctuations in interest rates for notional principal amounts not to exceed at any time outstanding 80% of the Debt for borrowed money of Borrower and its Consolidated Subsidiaries, and (C) foreign exchange risk;

                  (g) Debt arising out of the Deferred Compensation Plan to the extent such Debt can be satisfied out of the investments held by such plan and the proceeds thereof;

                  (h) Debt arising under the Senior Secured Credit Facility in a total principal amount outstanding not greater than $125,000,000;

                  (i) Debt arising under the Duke Credit Facility in a total principal amount outstanding not greater than $95,000,000, less the amount of any repayment of principal required pursuant to SECTION 7.07 or 8.09;

                  (j) Debt of a Restricted Subsidiary incurred and outstanding on the date on which such Restricted Subsidiary is acquired by Borrower (other than Debt incurred (i) to provide all or any portion of the funds utilized to consummate the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was otherwise acquired by Borrower or (ii) otherwise in connection with, or in contemplation of, such acquisition); provided, however, that at the time such Restricted Subsidiary is acquired by Borrower, Borrower would have been able to incur $1.00 of additional Debt pursuant to SECTION 9.01(a) after giving effect to the incurrence of such Debt pursuant to this clause (j);

                  (k) Debt incurred in respect of workers' compensation claims, self-insurance obligations, performance, bid, surety and similar bonds, letters of credit and guarantees supporting such performance, bid, surety and similar bonds and completion guarantees provided by Borrower or a Restricted Subsidiary in the ordinary course of business;

                  (l) Debt arising from agreements of Borrower or a Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or capital stock of a Restricted Subsidiary, provided that the maximum aggregate liability in respect of all such Debt other than Debt related to environmental liabilities to governmental agencies shall at no time exceed the gross proceeds actually received by Borrower and its Restricted Subsidiaries in connection with such disposition;

                  (m) Debt arising from the honoring by a bank or other financial institution of a check, draft of similar instrument (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Debt is extinguished within five (5) Business Days of incurrence;

                  (n) obligations relating to net gas balancing positions arising in the ordinary course of business and consistent with past practice;

                  (o) non-recourse debt not to exceed $10,000,000 in the aggregate at any one time outstanding;

                  (p) the issuance of Debt issued in a Qualified Offering (other than Debt issued in exchange for Notes converted under ARTICLE V subject to SECTION 8.09), provided that the sum of any Debt issued pursuant to
      SECTION 2.02 plus all Debt issued in a Qualified Offering (other than Debt issued in exchange for Notes converted under ARTICLE V) shall not exceed $165,000,000;

                  (q) Permitted Equipment Financing;

                  (r) in addition to the items referred to in clauses (a) through (q) above, Debt of Borrower and its Restricted Subsidiaries in an aggregate outstanding principal amount which, when taken together with the principal amount of all other indebtedness incurred pursuant to this clause (s) and then outstanding, will not exceed $10,000,000; and

                  (s) renewals or extensions of any Debt referred to in clauses
      (a) through (f) above.

            "PERMITTED INVESTMENT" shall mean an Investment by Borrower or any Restricted Subsidiary in:

                  (a) a Restricted Subsidiary or a Person which will, upon the making of such Investment, become a Restricted Subsidiary; provided, however, that the primary business of such Restricted Subsidiary is a Related Business;

                  (b) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, Borrower or a Restricted Subsidiary; provided, however, that such Person's primary business is a Related Business;

                  (c) cash and Cash Equivalents;

                  (d) receivables owing to Borrower or any Restricted Subsidiary created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as Borrower or any such Restricted Subsidiary deems reasonable under the circumstances;

                  (e) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

                  (f) loans or advances to employees made in the ordinary course of business consistent with past practices of Borrower or such Restricted Subsidiary;

                  (g) stock, obligations or securities received in settlement of Debts created in the ordinary course of business and owing to Borrower or any Restricted Subsidiary or in satisfaction of judgments or pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of a debtor;

                  (h) Investments made as a result of the receipt of non-cash consideration from an Asset Disposition that was made pursuant to and in compliance with SECTION 9.11;

                  (i) Investments in existence on the date hereof;

                  (j) Hedging Agreements which transactions or obligations are incurred in compliance with SECTION 9.01;

                  (k) Investments by Borrower or any of its Restricted Subsidiaries, together with all other Investments pursuant to this clause
      (k), in an aggregate amount at the time of such Investment not to exceed $10,000,000; outstanding at any one time;

                  (l) guarantees issued in accordance with SECTION 9.01;

                  (m) Investments representing deferred compensation of employees and earnings thereon under Borrower's KEYSOP plan;

                  (n) any investment arising out of the Permitted Medusa Transaction; and

                  (o) Permitted Business Investments.

            "PERMITTED LIEN" shall mean with respect to any Person:

                  (a) Liens securing the obligations of Borrower under the Senior Secured Credit Facility, any other Senior Secured Debt permitted under SECTION 9.01(b) or the Duke Credit Facility and related Hedging Agreements and Liens on assets of Restricted Subsidiaries securing Debt and other obligations of Borrower or such Restricted Subsidiaries under the Senior Secured Credit Facility and the Duke Credit Facility;

                  (b) pledges or deposits by such Person under workmen's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits or cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import or customs duties or for the payment of rent, in each case incurred in the ordinary course of business;

                  (c) Liens imposed by law, including carriers', warehousemen's, mechanics', materialmen's and operator's Liens, (including Liens arising pursuant to Article 9.319 of the Texas Uniform Commercial Code or other similar statutory provisions of other states with respect to production purchased from others) in each case for sums not yet due or being contested in good faith by appropriate proceedings if a reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made in respect thereof;

                  (d) Liens for taxes, assessments or other governmental charges not yet subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings provided appropriate reserves required pursuant to GAAP have been made in respect thereof;

                  (e) Liens in favor of issuers of surety or performance bonds or letters of credit or bankers' acceptances issued pursuant to the request of and for the account of such Person in the ordinary course of its business; provided, however, that such letters of credit do not constitute Debt;

                  (f) encumbrances, easements or reservations of, or rights of others for, licenses, rights of way, sewers, electric lines, telegraph and telephone lines, pipelines and other similar purposes, or zoning or other restrictions as to the use of real properties or liens incidental to the conduct of the business of such Person or to the ownership of its properties which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

                  (g) Liens securing Hedging Agreements so long as the related Debt is, and is permitted to be under this Agreement, secured by a Lien on the same property securing such Hedging Agreement;

                  (h) leases and subleases of real property which do not materially interfere with the ordinary conduct of the business of Borrower or any of its Restricted Subsidiaries;

                  (i) judgment Liens not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment have not been finally terminated or the period within which such proceedings may be initiated has not expired;

                  (j) Liens for the purpose of securing the payment of all or a part of the purchase price of, or capitalized lease obligations with respect to, assets or property acquired or constructed in the ordinary course of business, provided that:

                        (1) the aggregate principal amount of Debt secured by
            such Liens is otherwise permitted to be incurred hereunder and does not exceed the cost of the assets or property so acquired or constructed; and

                        (2) such Liens are created within one hundred eighty
            (180) days of construction or acquisition of such Property and do not encumber any other Property of Borrower or any Restricted Subsidiary other than such Property affixed or appurtenant thereto;

                  (k) Liens arising solely by virtue of any statutory or common law provisions relating to banker's Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a depositary institution; provided that:

                        (1) such deposit account is not a dedicated cash
            collateral account and is not subject to restrictions against access by Borrower in excess of those set forth by regulations promulgated by the Federal Reserve Board; and

                        (2) such deposit account is not intended by Borrower or
            any Restricted Subsidiary to provide collateral to the depository institution;

                  (l) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into by Borrower and its Restricted Subsidiaries in the ordinary course of business;

                  (m) Liens existing on the Closing Date;

                  (n) Liens on property or shares of stock of a Person at the time such Person becomes a Restricted Subsidiary; provided, however, that such Liens are not created, incurred or assumed in connection with, or in contemplation of, such other Person becoming a Restricted Subsidiary; provided further, however, that any such Lien may not extend to any other property owned by Borrower or any Restricted Subsidiary;

                  (o) Liens on property at the time Borrower or a Restricted Subsidiary acquired the property, including any acquisition by means of a merger or consolidation with or into Borrower or any Restricted Subsidiary; provided, however, that such Liens are not created, incurred or assumed in connection with, or in contemplation of, such acquisition; provided further, however, that such Liens may not extend to any other property owned by Borrower or any Restricted Subsidiary;

                  (p) Liens securing Debt or other obligations of a Restricted Subsidiary owing to Borrower or a Wholly-Owned Subsidiary;

                  (q) Liens securing the Notes or the obligations under this Agreement;

                  (r) Liens securing refinancing indebtedness incurred to refinance Debt that was previously so secured, provided that any such Lien is limited to all or part of the same Property (plus improvements, future interests and additional acquired interests in the same Property apportionment thereto, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which the original Lien arose, could secure) the Debt being refinanced or is in respect of Property that is the security for a Permitted Lien hereunder;

                  (s) Liens upon specific Properties of Borrower or any of its Subsidiaries securing Debt incurred in the ordinary course of business to provide all or part of the funds for the exploration, drilling, production or development of those Properties;

                  (t) Liens in respect of production payments and reserve sales;

                  (u) farm-out, farm-in, seismic, carried working interests, areas of mutual interests, joint operating, joint exploration, unitization, gas balancing, royalty, overriding royalty, bonus, rental, sales and similar agreements relating to the exploration or development of, or production from, oil and gas properties and related facilities (production and transportation) entered into in the ordinary course of business;

                  (v) Liens on the capital stock or other equity interests of any Equipment Financing Subsidiary to secure Debt of such Equipment Financing Subsidiary incurred in connection with a Permitted Equipment Financing; and

                  (w) Liens with respect to Permitted Indebtedness on the capital stock or other equity interests of any Unrestricted Subsidiary to secure Debt of such Unrestricted Subsidiary which is non-recourse to Borrower or any Restricted Subsidiary.

            "PERMITTED MEDUSA TRANSACTION" shall have the meaning ascribed to such term in the credit agreement for the Senior Secured Credit Facility in effect on the date hereof.

            "PERSON" shall mean any individual, corporation, company, association, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

            "PLAN" shall mean any employee pension benefit plan, as defined in
Section 3(2) of ERISA, which (i) is currently or hereafter sponsored, maintained or contributed to by Borrower, any Subsidiary or an ERISA Affiliate or (ii) was at any time during the preceding six calendar years sponsored, maintained or contributed to, by Borrower, any Subsidiary or an ERISA Affiliate.

            "POST-DEFAULT RATE" shall mean, in respect of any principal of any Loan or any other amount payable by Borrower under this Agreement or any other Loan Document, a rate per annum during the period commencing on the date of occurrence of an Event of Default until such amount is paid in full or all Events of Default then existing are cured or waived equal to 11.75% per annum, but in no event to exceed the Highest Lawful Rate.

            "PREFERRED STOCK," as applied to the capital stock of any Person, shall mean capital stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of capital stock of any other class of such Person.

            "PROPERTY" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

            "QUARTERLY DATE" shall mean the last day of each March, June, September, and December, in each year, the first of which shall be March 31, 2004; provided, however, that if any such day is not a Business Day, such Quarterly Date shall be the next succeeding Business Day.

            "QUALIFIED OFFERING" shall mean each of the following transactions (or any combination thereof), provided that no Debt incurred in such Qualified Offering shall be amortized or mature on a date earlier than the date on which the Loans are paid in full:

                  (a) an offering by Borrower (which may be guaranteed by one or more Subsidiaries) of debt securities of Borrower that are registered with the SEC under the Securities Act pursuant to an effective registration statement; or

                  (b) an offering by Borrower (which may be guaranteed by one or more Subsidiaries) of debt securities of Borrower to "qualified institutional buyers," without registration under the Securities Act in reliance on Rule 144A (provided that a Qualified Offering may also include a simultaneous offering of such debt securities to Persons outside of the United States in reliance on Regulation S promulgated under the Securities Act and to a limited number of institutional accredited investors in reliance on Regulation D promulgated under the Securities Act); provided, that such securities sold to qualified institutional buyers in the United States shall be eligible for trading on The PORTAL Market.

            "RELATED BUSINESS" shall mean any business which is the same as or related, ancillary or complementary to any of the businesses of Borrower and its Restricted Subsidiaries on the date hereof.

            "RESPONSIBLE OFFICER" shall mean, as to any Person, the Chief Executive Officer, the President or any Vice President of such Person and, with respect to financial matters, the term "RESPONSIBLE OFFICER" shall include the Chief Financial Officer of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of Borrower.

            "RESTRICTED INVESTMENT" shall mean any Investment other than a Permitted Investment.

            "RESTRICTED PAYMENT" shall have the meaning assigned such term in
SECTION 9.03(a).

            "RESTRICTED SUBSIDIARY" shall mean any Subsidiary identified as a Restricted Subsidiary on Schedule 7.14 and any Subsidiary created after the date hereof that Borrower does not designate as an Unrestricted Subsidiary.

            "RULE 144A" shall mean Rule 144A as promulgated under the Securities Act (including any successor rule thereof), as the same may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

            "SEC" shall mean the Securities and Exchange Commission or any successor Governmental Authority.

            "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

            "SENIOR INDEBTEDNESS" shall mean, whether outstanding on the date hereof or thereafter issued, created, incurred or assumed, the Senior Secured Credit Facility Debt, the Duke Credit Facility Debt, and all other Debt of Borrower, including accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to Borrower at the rate specified in the documentation with respect thereto whether or not a claim for post filing interest is allowed in such proceeding) and fees relating thereto; provided, however, that Senior Indebtedness will not include:

                  (a) any Debt which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that the obligations in respect of such Debt are subordinate to payment of the Notes;

                  (b) any obligation of Borrower to any Subsidiary;

                  (c) any liability for federal, state, foreign, local or other taxes owed or owing by Borrower;

                  (d) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities);

                  (e) any Debt, guarantee or obligation of Borrower that is expressly subordinate or junior in right of payment to any other Debt, guarantee or obligation of Borrower, including, without limitation, any Subordinated Debt; or

                  (f) any capital stock.

            "SENIOR SECURED CREDIT FACILITY" shall mean Borrower's primary senior revolving credit facility or facilities as constituted, amended, modified or restated from time to time which allow Borrower to borrow and reborrow amounts up to a borrowing base determined by the lenders thereunder, which is currently the $75,000,000 Senior Secured Credit Facility among Borrower, Wachovia Bank, National Association, as Administrative Agent and the other lenders thereto.

            "SENIOR SECURED DEBT" shall mean, whether outstanding on the date hereof or thereafter issued, created, incurred or assumed, any Senior Indebtedness of the Borrower or any Restricted Subsidiary secured by a Lien, including, but not limited to the Senior Secured Credit Facility Debt.

            "SPECIAL ENTITY" shall mean, with regard to a Person, any joint venture, limited liability company or partnership, general or limited partnership or any other type of partnership or company other than a corporation in which such first Person or one or more of its other Subsidiaries is a member, owner, partner or joint venturer and owns, directly or indirectly, at least a majority of the equity of such entity or controls such entity, but excluding any tax partnerships that are not classified as partnerships under state law.

            "SUBORDINATED DEBT" shall mean any Debt of Borrower expressly subordinated to the Loans, on terms including, without limitation, that payments on such Debt shall be prohibited if a Default exists or would result from such payment, and other terms and conditions substantially similar to those found in the Existing Subordinated Debt.

            "SUBORDINATED OBLIGATION" shall mean any Debt of Borrower (whether outstanding on the date hereof or thereafter incurred) which is subordinate or junior in right of payment to the Notes pursuant to a written agreement.

            "SUBSIDIARY" shall mean, with regard to a Person, (i) any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries and (ii) any Special Entity of which at least a majority of the equity interests are owned directly or indirectly or controlled by such Person. Unless otherwise indicated herein, each reference to the term "Subsidiary" shall mean a Subsidiary of Borrower.

            "SUBSIDIARY SECURITIES" shall have the meaning assigned such term in
SECTION 7.14.

            "TAXES" shall have the meaning assigned such term in SECTION
4.05(a).

            "UNRESTRICTED SUBSIDIARY" shall mean any Subsidiary of Borrower that is not a Restricted Subsidiary.

            "VOLUMETRIC PRODUCTION PAYMENTS" shall mean production payment obligations recorded as defined revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

            "WHOLLY-OWNED SUBSIDIARY" shall mean a Restricted Subsidiary of Borrower, all of the capital stock of which (other than director's qualifying shares) is owned by Borrower or one or more other Wholly-Owned Subsidiaries.

            "2005 SENIOR SUBORDINATED NOTES" shall mean the 11% Senior Subordinated Notes due 2005 issued by Borrower pursuant to that certain Supplemental Indenture, dated as of October 26, 2000, to the Indenture dated October 26, 2000 between Borrower and American Stock Transfer and Trust Company.

            SECTION 1.03 ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the audited financial statements of Borrower referred to in SECTION 7.02 (except for changes concurred with by Borrower's independent public accountants).

                                   ARTICLE II

                                   COMMITMENTS

            SECTION 2.01 LOANS.

                  (a) COMMITMENT TO MAKE THE LOANS AND THE AMENDED AND RESTATED NOTES. Each Lender party to the Credit Agreement has made Loans to the Borrower in the respective amount for each such Lender indicated on Annex I as of the Closing Date in the aggregate principal amount of $100,000,000 and each New Lender severally agrees, subject to the terms and conditions of this Agreement, to make the Loans to Borrower, on the Amendment and Restatement Date, in the aggregate principal amount of $85,000,000 and in the respective amount for each such Lender indicated on Annex I (the "ADDITIONAL LOANS").

                  (b) TRANSFER OF FUNDS ON AMENDMENT AND RESTATEMENT DATE. Subject to the terms and conditions of this Agreement, the Additional Loans shall be made available to Borrower by the New Lenders by wire transfer or other immediately available funds to the account of Borrower in accordance with Borrower's wiring instructions provided prior to the Amendment and Restatement Date.

            SECTION 2.02 OPTION TO ISSUE ADDITIONAL NOTES.


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

                  (a) Subject to the conditions set forth in subsection (b) below, the Borrower may issue additional Notes to a Lender or a Person that at such time is not a Lender, provided such Person becomes a Lender (an "ADDITIONAL LENDER").

                  (b) Any such new Notes shall be subject to the following additional conditions:

                        (1) such additional Notes shall have a principal amount
            of not less than $5,000,000, and no such increase shall be permitted if after giving effect thereto the aggregate principal of all Notes would exceed $200,000,000;

                        (2) no Default shall have occurred and be continuing at
            the effective date of such increase;

                        (3) no Lender shall be required to issue additional
            Notes without such Lender's consent;

                        (4) if a Lender elects to increase the amount of its
            Loan pursuant to this SECTION 2.02, the Borrower and such Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit E-1 (a "LOAN INCREASE CERTIFICATE"), and the Borrower shall deliver a new Note in exchange for the existing Note held by such Lender payable to the order of such Lender in a principal amount equal to the sum of the principal amount of the existing Note and the principal amount of additional Debt the Lender has agreed to issue; and

                        (5) if the Borrower elects to issue additional Notes by
            causing an Additional Lender to become a party to this Agreement, then the Borrower and such Additional Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit E-2 (an "ADDITIONAL LENDER CERTIFICATE"), and the Borrower shall deliver a Note payable to the order of such Additional Lender in a principal amount equal to the Notes such Additional Lender has agreed to issue to Borrower.

                  (c) Subject to acceptance and recording thereof pursuant to subsection (b) above, from and after the effective date specified in the Loan Increase Certificate or the Additional Lender Certificate: (a) the amount of the aggregate Commitments shall be increased as set forth therein, and (b) in the case of an Additional Lender Certificate, any Additional Lender party thereto shall be a party to this Agreement and the other Loan Documents and have the rights and obligations of a Lender under this Agreement and the other Loan Documents. Upon its receipt of a duly completed Loan Increase Certificate or an Additional Lender Certificate, executed by the Borrower and the Lender or the Borrower and the Additional Lender party thereto, as applicable, the Administrative Agent shall accept such Loan Increase Certificate or Additional Lender Certificate and record the information contained therein in Annex I pursuant to SECTION 12.06(b).

            SECTION 2.03 NOTES.

                  (a) The Loan made by each Lender shall be evidenced by a single promissory note (each a "NOTE") of Borrower in substantially the form of Exhibit A, dated as of the Closing Date, or in the case of a New Lender, such later date of issuance after the Amendment and Restatement Date, payable to the order of such Lender for the principal amount of all Loan outstanding and due such Lender, and otherwise duly completed.

                  (b) Restrictive Legends. Each of the Notes shall bear a legend in substantially the following form:

            THE ISSUANCE AND SALE OF THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS NOTE, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE THERETO UNDER RULE 144(k) UNDER THE SECURITIES ACT WHICH IS APPLICABLE TO THIS NOTE (THE "RESALE RESTRICTION TERMINATION DATE") OTHER THAN (1) TO THE COMPANY OR THEIR RESPECTIVE SUBSIDIARIES, (2) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) INSIDE THE UNITED STATES TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT), (4) TO A NON-"U.S. PERSON" IN AN "OFFSHORE TRANSACTION" (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT,
(5) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND SUBJECT TO THE RIGHT OF THE ADMINISTRATIVE AGENT OR THE COMPANY PRIOR TO ANY SUCH SALE, PLEDGE OR OTHER TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF

THEM. THIS LEGEND WILL BE REMOVED UPON REQUEST OF THE HOLDER ON OR AFTER THE RESALE RESTRICTION TERMINATION DATE.

            SECTION 2.04 PREPAYMENTS.

                  (a) Voluntary Prepayments.

                        (1) Subject to the prepayment premiums provided for in
            clause (2) of this SECTION 2.04(a), at any time after December 8, 2007, Borrower may prepay the Loans without premium or penalty upon not less than one Business Day's prior notice to the Administrative Agent (which shall promptly notify the Lenders), which notice shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment (which shall be at least $1,000,000 or the remaining aggregate principal balance outstanding on the Notes) and shall be irrevocable and effective only upon receipt by the Administrative Agent, provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date.

                        (2) Voluntary prepayments made by Borrower pursuant to
            SECTION 2.04(a)(1) shall be subject to the following prepayment premiums:

                              (A) For any voluntary prepayment made after
                  December 8, 2007, but before December 8, 2008, Borrower shall pay a prepayment premium equal to 5% of the amount prepaid;

                              (B) For any voluntary prepayment made after
                  December 8, 2008, but before December 8, 2009, Borrower shall pay a prepayment premium equal to 3% of the amount prepaid; and

                              (C) For any voluntary prepayment made after
                  December 8, 2009 but before the Final Maturity Date, Borrower shall pay a prepayment premium equal to 1% of the amount prepaid.

                  (b) Mandatory Prepayments. Upon the occurrence of a Change in Control, each Lender shall have the right to require Borrower to prepay the aggregate principal amount of its Loan outstanding on the date such prepayment is made, together with accrued and unpaid interest, if any, thereon to the date of such prepayment, plus a prepayment premium of 1% of the principal amount prepaid. If a Lender elects to require such prepayment, such Lender shall instruct the Administrative Agent to deliver written notice thereof to Borrower, such prepayment to be made on or before the date (which must be a Business Day at least two (2) days following receipt of such notice) specified in such written notice.

                  (c) Generally. Any prepayment made pursuant to this SECTION
      2.04 may not be reborrowed and shall be applied to the aggregate outstanding principal amount of the Loans.

                                  ARTICLE III

                       PAYMENTS OF PRINCIPAL AND INTEREST

            SECTION 3.01 REPAYMENT OF LOANS. On the Final Maturity Date, Borrower shall repay the outstanding aggregate principal and accrued and unpaid interest under the Notes and any other amounts due under the Loan Documents. Such payment shall be made to the Administrative Agent, for the account of each Lender.

            SECTION 3.02 INTEREST.

                  (a) Interest on Notes. Borrower will pay to the Administrative Agent, for the account of each Lender, interest on the unpaid principal amount of the Loan made by such Lender for the period commencing on the date such Loan was made (being either the Closing Date or, with respect to the New Lenders, the date of the Notes issued to the New Lenders) up to, but excluding the date such Loan shall be paid in full, at the simple rate per annum equal to nine and seventy-five one-hundredths percent (9.75%), but in no event to exceed the Highest Lawful Rate.

                  (b) Post-Default Rate. Notwithstanding the foregoing, Borrower will pay to the Administrative Agent, for the account of each Lender, interest at the applicable Post-Default Rate on any principal of the Loan made by such Lender to the extent such principal is past due and owing for the period commencing on the date of notice to Borrower of an Event of Default until the same is paid in full or all Events of Default are cured or waived.

                  (c) Due Dates. Accrued and unpaid interest on the Loans shall be payable on each Quarterly Date commencing on March 31, 2004, and on the Final Maturity Date.

                                   ARTICLE IV

                PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

            SECTION 4.01 PAYMENTS. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by Borrower under this Agreement and the Notes shall be made in Dollars, in immediately available funds, to the Administrative Agent at such account as the Administrative Agent shall specify by notice to Borrower at least three (3) Business Days prior to the date such payment is due from time to time, not later than 11:00 a.m. New York, New York time on the date on which such payments shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Such payments shall be made without (to the fullest extent permitted by applicable law) defense, set-off or counterclaim. Each payment received by the Administrative Agent under this Agreement or any Note for account of a Lender shall be paid promptly to such Lender in immediately available funds. If the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension.

            SECTION 4.02 PRO RATA TREATMENT. Except to the extent otherwise provided herein each Lender agrees that: (a) the borrowing from the Lenders hereunder shall be made from the Lenders pro rata in accordance with their Percentage Share; (b) each payment of principal of the Loan by Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amount of the Loan held by the Lenders; and (c) each payment of interest on the Loan by Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest due and payable to the respective Lenders.

            SECTION 4.03 COMPUTATIONS. Interest shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable.

            SECTION 4.04 SET-OFF, SHARING OF PAYMENTS, ETC.

                  (a) Borrower agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have, each Lender shall have the right and be entitled, at its option, to offset balances held by it or by any of its Affiliates for account of Borrower or any Subsidiary at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loan, or any other amount payable to such Lender hereunder, which is not paid when due (regardless of whether such balances are then due to Borrower), in which case it shall promptly notify Borrower and the Administrative Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

                  (b) If any Lender shall obtain payment of any principal of or interest on the Loan made by it to Borrower under this Agreement through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Lender shall have received a greater percentage of the principal or interest then due hereunder by Borrower to such Lender than the percentage received by any other Lenders, it shall promptly (1) notify the Administrative Agent and each other Lender thereof and (2) purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans made by such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loan held by each of the Lenders. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loan made by other Lenders (or in interest due thereon, as the case may be) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of Borrower. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this SECTION
      4.04 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this SECTION 4.04 to share the benefits of any recovery on such secured claim.

      SECTION 4.05 TAXES.

                  (a) Payments Free and Clear. Any and all payments by Borrower hereunder shall be made, in accordance with SECTION 4.01, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by (1) any jurisdiction (or political subdivision thereof) of which the Administrative Agent or such Lender, as the case may be, is a citizen or resident or in which such Lender has an office, (2) the jurisdiction (or any political subdivision thereof) in which the Administrative Agent or such Lender is organized, or (3) any jurisdiction (or political subdivision thereof) in which such Lender or the Administrative Agent is presently doing business which taxes are imposed solely as a result of doing business in such jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders or the Administrative Agent
      (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 4.05) such Lender or the Administrative Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions and (iii) Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

                  (b) Other Taxes. In addition, to the fullest extent permitted by applicable law, Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "OTHER TAXES").

                  (c) INDEMNIFICATION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER WILL INDEMNIFY EACH LENDER AND THE ADMINISTRATIVE AGENT FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES (INCLUDING, BUT NOT LIMITED TO, ANY TAXES OR OTHER TAXES IMPOSED BY ANY GOVERNMENTAL AUTHORITY ON AMOUNTS PAYABLE UNDER THIS SECTION 4.05) PAID BY SUCH LENDER OR THE ADMINISTRATIVE AGENT (ON THEIR BEHALF OR ON BEHALF OF

      ANY LENDER), AS THE CASE MAY BE, AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO, WHETHER OR NOT SUCH TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED UNLESS SUCH LENDER'S PAYMENT OF SUCH TAXES OR OTHER TAXES WAS THE RESULT OF ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. ANY PAYMENT PURSUANT TO SUCH INDEMNIFICATION SHALL BE MADE WITHIN THIRTY (30) DAYS AFTER THE DATE ANY LENDER OR THE ADMINISTRATIVE AGENT, AS THE CASE MAY BE, MAKES WRITTEN DEMAND THEREFOR. IF ANY LENDER OR THE ADMINISTRATIVE AGENT RECEIVES A REFUND OR CREDIT IN RESPECT OF ANY TAXES OR OTHER TAXES FOR WHICH SUCH LENDER OR THE ADMINISTRATIVE AGENT HAS RECEIVED PAYMENT FROM BORROWER IT SHALL PROMPTLY NOTIFY BORROWER OF SUCH REFUND OR CREDIT AND SHALL, IF NO DEFAULT HAS OCCURRED AND IS CONTINUING, WITHIN THIRTY (30) DAYS AFTER RECEIPT OF A REQUEST BY BORROWER (OR PROMPTLY UPON RECEIPT, IF BORROWER HAS REQUESTED APPLICATION FOR SUCH REFUND OR CREDIT PURSUANT HERETO), PAY AN AMOUNT EQUAL TO SUCH REFUND OR CREDIT TO BORROWER WITHOUT INTEREST (BUT WITH ANY INTEREST SO REFUNDED OR CREDITED), PROVIDED THAT BORROWER, UPON THE REQUEST OF SUCH LENDER OR THE ADMINISTRATIVE AGENT, AGREES TO RETURN SUCH REFUND OR CREDIT (PLUS PENALTIES, INTEREST OR OTHER CHARGES) TO SUCH LENDER OR THE ADMINISTRATIVE AGENT IN THE EVENT SUCH LENDER OR THE ADMINISTRATIVE AGENT IS REQUIRED TO REPAY SUCH REFUND OR CREDIT.

                  (d) Lender Representations and Actions.

                        (1) Each Lender represents that it is either (A) a
            banking association or corporation organized under the laws of the United States of America or any state thereof or (B) it is entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement (i) under an applicable provision of a tax convention to which the United States of America is a party or
            (ii) because it is acting through a branch, agency or office in the United States of America and any payment to be received by it hereunder is effectively connected with a trade or business in the United States of America. Each Lender that is not a banking association or corporation organized under the laws of the United States of America or any state thereof agrees to provide to Borrower and the Administrative Agent on the Amendment and Restatement Date, or on the date of its delivery of the Assignment pursuant to which it becomes a Lender, and at such other times as required by United States law or as Borrower or the Administrative Agent shall reasonably request, two accurate and complete original signed copies of either (a) Internal Revenue Service Form W-8ECI (or successor form) certifying that all payments to be made to it hereunder will be effectively connected to a United States trade or business (the "FORM W-8ECI CERTIFICATION") or (b) Internal Revenue Service Form W-8BEN (or successor form) certifying that it is entitled to the benefit of a provision of a tax convention to which the United States of America is a party which completely exempts from United States withholding tax all payments to be made to it hereunder (the "FORM W-8BEN CERTIFICATION"). In addition, each Lender agrees that if it previously filed a Form W-8ECI Certification, it will deliver to Borrower and the Administrative Agent a new Form W-8ECI Certification prior to the first payment date occurring in each of its subsequent taxable years; and if it previously filed a Form W-8BEN Certification, it will deliver to Borrower and the Administrative Agent a new certification prior to the first payment date falling in the third year following the previous filing of such certification. Each Lender also agrees to deliver to Borrower and the Administrative Agent such other or supplemental forms as may at any time be required as a result of changes in applicable law or regulation in order to confirm or maintain in effect its entitlement to exemption from United States withholding tax on any payments hereunder, provided that the circumstances of such Lender at the relevant time and applicable laws permit it to do so. If a Lender determines, as a result of any change in either (i) a Governmental Requirement or (ii) its circumstances, that it is unable to submit any form or certificate that it is obligated to submit pursuant to this SECTION 4.05, or that it is required to withdraw or cancel any such form or certificate previously submitted, it shall promptly notify Borrower and the Administrative Agent of such fact. If a Lender is organized under the laws of a jurisdiction outside the United States of America, unless Borrower and the Administrative Agent have received a Form W-8BEN Certification or Form W-8ECI Certification satisfactory to them indicating that all payments to be made to such Lender hereunder are not subject to United States withholding tax, Borrower shall withhold taxes from such payments at the applicable statutory rate. Each Lender agrees to indemnify and hold harmless Borrower or Administrative Agent, as applicable, from any United States taxes, penalties, interest and other expenses, costs and losses incurred or payable by (i) the Administrative Agent as a result of such Lender's failure to submit any form or certificate that it is required to provide pursuant to this SECTION
            4.05 or (ii) Borrower or the Administrative Agent as a result of their reliance on any such form or certificate which such Lender has provided to them pursuant to this SECTION 4.05.

                        (2) For any period with respect to which a Lender has
            failed to provide Borrower with the form required pursuant to this
            SECTION 4.05, if any, (other than if such failure is due to a change in a Governmental Requirement occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under SECTION 4.05 with respect to taxes imposed by the United States which taxes would not have been imposed but for such failure to provide such forms; provided, however, that if a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to taxes because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such taxes.

                        (3) Any Lender claiming any additional amounts payable
            pursuant to this SECTION 4.05 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by Borrower or the Administrative Agent or to change the jurisdiction of its applicable lending office or to contest any tax imposed if the making of such a filing or change or contesting such tax would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender. The Administrative Agent, at the written request of Borrower, shall use its commercially reasonable best efforts to replace any Lender claiming such additional amounts. No Lender may claim reimbursement for incurred costs more than ninety (90) days from the date of written request to Borrower.

                                   ARTICLE V

                               CONVERSION OF NOTES

            SECTION 5.01 CONVERSION UNDER RULE 144A.

                  (a) Subject to the terms and conditions of this SECTION 5.01, the Notes shall automatically be converted into notes ("INDENTURE NOTES") issued pursuant to an indenture entered into between Borrower and a designated trustee selected by Borrower and reasonably acceptable to the Administrative Agent (the "INDENTURE"). Borrower will initiate the conversion of the Notes under this SECTION 5.01 on or before January 31, 2004.

                  (b) Except as discussed below, the terms of the Indenture will reflect substantially the same terms and conditions as this Agreement, except that the limitations on additional Debt specified in SECTION 9.18 will not be incorporated and the Indenture Notes will have the same ranking, interest rate, maturity and redemption terms as the Notes. The Indenture will be acceptable to Borrower and the Majority Lenders, acting reasonably, and will include the following additional provisions:

                        (1) the Indenture Notes will be issued without coupons,
            in denominations of $1,000 and integral multiples thereof, and will initially be issued as global securities in book-entry form. The global securities shall be deposited with a custodian for the Depository Trust Company ("DTC") and registered in the name of DTC or a nominee for DTC (qualified institutional buyers shall be able to hold their interests in a Rule 144A global security directly through DTC, if they are DTC participants, or indirectly through organizations that are DTC participants);

                        (2) the Indenture Notes shall be eligible for trading on
            the PORTAL Market;

                        (3) Borrower shall furnish to the Lenders, upon their
            request, the information required to be delivered pursuant to Rule 144A(d)(4) if, at any time while the Indenture Notes are restricted securities within the meaning of the Securities Act, Borrower is not subject to the informational requirements of the Securities Exchange Act of 1934;

                        (4) Borrower and Lenders shall enter into a registration
            rights agreement on or prior to the conversion of the Notes to Indenture Notes. Pursuant to the registration rights agreement, Borrower will agree (i) to file with the SEC within ninety (90) days of the date on which it issues the Indenture Notes either (x) a shelf registration statement on Form S-1 or Form S-3, if the use of such form is then available, to cover resales of registrable securities by the holders thereof who satisfy certain conditions relating to the provision of information in connection with the shelf registration statement or (y) an exchange offer registration statement on Form S-4, (ii) to use its reasonable best efforts to cause the registration statement to be declared effective by the SEC within 180 days of the date on which it issues the Indenture Notes, and (iii) to use its reasonable best efforts to keep (x) such shelf registration statement continuously effective under the Securities Act, subject to the Borrower's right to impose commercially reasonable trading blackouts until such time as there are no longer any registrable securities covered thereby or (y) such exchange offer registration statement effective until the completion of the exchange offer contemplated thereby; and

                        (5) such other terms and conditions as are usual and
            customary for indentures related to offerings of notes pursuant to Rule 144A including, without limitation, provisions related to the transfer and redemption procedures applicable to the Indenture Notes and delivery of customary legal opinions, including assurances as to the adequacy of information provided to investors.

                  (c) In the event that a conversion of the Notes is initiated under this SECTION 5.01, the Borrower and each Lender will use commercially reasonable efforts to cause the conversion to be completed within forty-five (45) days of its initiation.

                  (d) In connection with a conversion of the Notes under this
      SECTION 5.01, prior to the issuance of Indenture Notes to a Lender, each Lender will (i) represent and warrant that such Lender is an "accredited investor" as such term is defined in Section 501 of Regulation D promulgated under the Securities Act of 1933, as amended, and (ii) will surrender its Notes to the Borrower.

            SECTION 5.02 REMEDIES FOR CERTAIN EVENTS. If Borrower fails to initiate conversion of the Notes on or before the date specified for such in
SECTION 5.01(a), (b) Borrower fails to use reasonable best efforts to cause the conversion of the Notes on or before the date specified in SECTION 5.01(c), (c) Borrower fails to file a registration statement with the SEC on or before the date specified in SECTION 5.01(b), (d) Borrower fails to cause such registration statement to be declared effective by the SEC on or prior to September 30, 2004, or Borrower fails to use its reasonable best efforts to keep such registration statement effective if the registration statement with respect to the Notes is declared effective, then the interest rate on the Notes will increase immediately following the occurrence of any default referred to in clauses (a) through (e) above by 0.25% per annum. Following the cure of all such defaults, the accrual of such additional interest will cease and the interest rate will revert to the original rate.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

            SECTION 6.01 DOCUMENTS TO BE DELIVERED ON AMENDMENT AND RESTATEMENT DATE. The obligation of the New Lenders to fund the Additional Loans and of the Lenders to execute this Agreement on the Amendment and Restatement Date is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided for in SECTION 6.02 and this
SECTION 6.01, each of which shall be satisfactory to the Administrative Agent in form and substance:

                  (a) A certificate of the Secretary or an Assistant Secretary of Borrower setting forth (i) resolutions of its board of directors with respect to the authorization of Borrower to execute and deliver this Agreement and the Loan Documents and to enter into the transactions contemplated thereby, (ii) the officers of Borrower (y) who are authorized to sign the Loan Documents to which Borrower is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of the authorized officers, and (iv) the articles or certificate of incorporation and bylaws of Borrower, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from Borrower to the contrary.

                  (b) Certificates of the appropriate state agencies with respect to the existence, qualification and good standing of Borrower in its state of incorporation and each jurisdiction where it is qualified as a foreign corporation.

                  (c) A compliance certificate, which shall be substantially in the form of Exhibit B, duly and properly executed by a Responsible Officer and dated as of the date of the Amendment and Restatement Date.

                  (d) The Notes, duly completed and executed.

                  (e) An opinion of Haynes and Boone, LLP, counsel to Borrower, in form and substance reasonably acceptable to the Majority Lenders as to such matters incident to the transactions herein contemplated.

                  (f) Third Amendment to Senior Secured Credit Facility by Wachovia Bank, National Association, as Administrative Agent, consenting to the transactions contemplated by this Agreement.

                  (g) Waiver letter with respect to the Duke Credit Facility by Ingalls & Snyder LLC, as Administrative Agent thereunder, consenting to the transactions contemplated by this Agreement.

                  (h) The seven year warrants for the purchase of 15,000 shares of Borrower's Common Stock at a purchase price of $10.00 per share for each $1,000,000.00 in Notes to be issued to the New Lenders on the Amendment and Restatement Date and on the date any Additional Lenders purchase additional Notes pursuant to SECTION 2.02, issued to the Lenders in proportion to each Lender's Loan as originally in effect, in form reasonably acceptable to the Lenders. For the avoidance of doubt, warrants to purchase 1,500,000 shares of Borrower's Common Stock have already been issued to the Lenders party to the Credit Agreement and, assuming the aggregate principal amount of Notes to be issued to New Lenders on the Amendment and Restatement Date is $85,000,000.00, warrants to purchase 1,275,000 shares of the Borrower's Common Stock will be issued to the New Lenders on the Amendment and Restatement Date.

                  (i) Such other documents as the Administrative Agent or any Lender or special counsel to the Administrative Agent may reasonably request.

                  (j) Executed guarantees of the Notes by each of Callon Petroleum Operating Company, Callon Offshore Production, Inc. and Mississippi Marketing, Inc.

            SECTION 6.02 CONDITIONS PRECEDENT TO FUNDING. The obligation of the New Lenders to make the Additional Loans to Borrower and of the Lenders to enter into this Agreement on the Amendment and Restatement Date is subject to the further conditions precedent that, as of the date of such Loans and after giving effect thereto:

                  (a) no Default shall have occurred and be continuing; and

                  (b) the representations and warranties made by Borrower in
      ARTICLE VII shall be true on and as of the Amendment and Restatement Date.

            SECTION 6.03 CONDITIONS PRECEDENT FOR THE BENEFIT OF LENDERS. All conditions precedent to the obligations of the Lenders to make the Loans are imposed hereby solely for the benefit of the Lenders, and no other Person may require satisfaction of any such condition precedent or be entitled to assume that the Lenders will refuse to make the Loans in the absence of strict compliance with such conditions precedent.

            SECTION 6.04 NO WAIVER. No waiver of any condition precedent shall preclude the Administrative Agent or the Lenders from thereafter declaring that the failure of Borrower to satisfy such condition precedent constitutes a Default.

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

            Borrower represents and warrants to the Administrative Agent and the Lenders each of the following matters.

            SECTION 7.01 CORPORATE EXISTENCE; CAPITALIZATION.

                  (a) Each of Borrower and each Restricted Subsidiary: (i) is a corporation duly organized, legally existing and in good standing under the laws of the jurisdiction of its incorporation or legal existence; (ii) has all requisite corporate power, and has all material governmental permits, licenses, authorizations, consents and approvals necessary to own its Property and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

                  (b) As of the Amendment and Restatement Date, the authorized capital stock of Borrower consists solely of 20,000,000 shares of common stock, par value $0.01 per share (the "COMMON STOCK"), of which 13,935,311 shares are issued and outstanding and 28,578 shares of which are held in treasury, and 2,500,000 shares of preferred stock, par value $0.01 per share, of which 600,861 shares of $2.125 Convertible Exchangeable Preferred Stock, Series A, are issued and outstanding. Other than as set forth on Schedule 7.01(b) or the certificate of designation for Borrower's $2.125 Convertible Exchangeable Preferred Stock as of the Amendment and Restatement Date, no subscription, warrant, option, convertible security, stock appreciation or other rights (contingent or other) to purchase or acquire any shares of any class of capital stock or, or any other equity interest in, Borrower is authorized or outstanding, and there is not outstanding any commitment of Borrower or any of its Subsidiaries to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets. Except as set forth on SCHEDULE 7.01(b) or the certificate of designation for Borrower's $2.125 Convertible Exchangeable Preferred Stock as of the Amendment and Restatement Date, Borrower does not have any contingent or other obligation to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, and neither Borrower nor any of its Subsidiaries is a party to any voting agreement, voting trust or similar agreement or arrangement relating to its capital stock or any agreement or arrangement relating to or providing for registration rights with respect to its capital stock.

            SECTION 7.02 FINANCIAL CONDITION. The audited consolidated balance sheet of Borrower and its Consolidated Subsidiaries as at December 31, 2002 and the related consolidated statement of income, stockholders' equity and cash flow of Borrower and its Consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon of Ernst & Young LLP heretofore furnished to each of the Lenders and the unaudited consolidated balance sheet of Borrower and its Consolidated Subsidiaries as at September 30, 2003 and their related consolidated statements of income, stockholders' equity and cash flow of Borrower and its Consolidated Subsidiaries for the three and nine month period ended on such date heretofore furnished to the Administrative Agent (collectively, the "FINANCIAL STATEMENTS"), are complete and correct and fairly present the consolidated financial condition of Borrower and its Consolidated Subsidiaries as at said dates and the results of its operations for the fiscal year and the three month period on said dates, all in accordance with GAAP, as applied on a consistent basis (subject, in the case of the interim financial statements, to normal year-end adjustments). Neither Borrower nor any Subsidiary has on the Amendment and Restatement Date any material Debt, contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the Financial Statements or in
Schedule 7.02. Since September 30, 2003, there has been no change or event having a Material Adverse Effect. Since the date of the Financial Statements, neither the business nor the Properties of Borrower or any Subsidiary have been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy.

            SECTION 7.03 LITIGATION. Except as disclosed to the Lenders in
SCHEDULE 7.03 hereto, at the Amendment and Restatement Date there is no litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of Borrower threatened against or affecting Borrower or any Subsidiary which involves the possibility of any judgment or liability against Borrower or any Subsidiary not fully covered by insurance (except for normal deductibles), and which would be reasonably likely to have a Material Adverse Effect.

            SECTION 7.04 NO BREACH. Neither the execution and delivery of the Loan Documents, nor compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent which has not been obtained as of the Amendment and Restatement Date under, the respective charter or by-laws of Borrower or any Restricted Subsidiary, or any Governmental Requirement or any agreement or instrument to which Borrower or any Restricted Subsidiary is a party or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of Borrower or any Restricted Subsidiary pursuant to the terms of any such agreement or instrument other than the Liens created by the Loan Documents.

            SECTION 7.05 AUTHORITY. Borrower has all necessary corporate power and authority to execute, deliver and perform its obligations under the Loan Documents to which it is a party; and the execution, delivery and performance by Borrower of the Loan Documents to which it is a party, have been duly authorized by all necessary corporate action on its part; and the Loan Documents constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their terms.

            SECTION 7.06 APPROVALS. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by Borrower of the Loan Documents or for the validity or enforceability thereof.

            SECTION 7.07 USE OF LOANS. The net proceeds of the Additional Loans shall be used (a) first to repay up to $95,000,000.00 in outstanding principal amount under the Duke Credit Facility, and (b) any remainder following the repayment of the entire outstanding principal amount under the Duke Credit Facility, for general corporate purposes. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve

System) and no part of the proceeds of any Loan hereunder will be used to buy or carry any margin stock.

            SECTION 7.08 ERISA.

                  (a) Borrower, each Subsidiary and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan.

                  (b) Each Plan is, and has been, maintained in substantial compliance with ERISA and, where applicable, the Code.

                  (c) No act, omission or transaction has occurred which could result in imposition on Borrower, any Subsidiary or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA.

                  (d) No Plan (other than a defined contribution plan) or any trust created under any such Plan has been terminated since September 2, 1974. No liability to the PBGC (other than for the payment of current premiums which are not past due) by Borrower, any Subsidiary or any ERISA Affiliate has been or is expected by Borrower, any Subsidiary or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event with respect to any Plan has occurred.

                  (e) Full payment when due has been made of all amounts which Borrower, any Subsidiary or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan, and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan.

                  (f) The actuarial present value of the benefit liabilities under each Plan which is subject to Title IV of ERISA does not, as of the end of Borrower's most recently ended fiscal year, exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

                  (g) None of Borrower, any Subsidiary or any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by Borrower, a Subsidiary or any ERISA Affiliate in its sole discretion at any time without any material liability.

                  (h) None of Borrower, any Subsidiary or any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the preceding six calendar years, sponsored, maintained or contributed to, any Multiemployer Plan.

                  (i) None of Borrower, any Subsidiary or any ERISA Affiliate is required to provide security under section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

            SECTION 7.09 TAXES. Except as set out in SCHEDULE 7.09, each of Borrower and its Subsidiaries has filed all United States Federal income tax returns and all other tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by Borrower or any Subsidiary. The charges, accruals and reserves on the books of Borrower and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of Borrower, adequate. No tax lien has been filed and, to the knowledge of Borrower, no claim is being asserted with respect to any such tax, fee or other charge. There is no ongoing audit or examination or, to the knowledge of Borrower, other investigation by any Governmental Authority of the tax liability of Borrower or any of its Subsidiaries, and there is no unresolved claim by any Governmental Authority concerning the tax liability of Borrower or any Subsidiary for any period for which tax returns have been or were required to have been filed, other than unsecured claims for which adequate reserves have been established in accordance with GAAP.

            SECTION 7.10 TITLES, PROPERTY, ETC.

                  (a) Except as set out in SCHEDULE 7.10, each of Borrower and its Restricted Subsidiaries has good and defensible title to its material (individually or in the aggregate) Properties, free and clear of all Liens, except Liens permitted by SECTION 9.02. Except as set forth in
      SCHEDULE 7.10, after giving full effect to the Permitted Liens, Borrower owns the net interests in production attributable to the Hydrocarbon Interests reflected in the most recent balance sheet included with the Financial Statements, and the ownership of such Properties shall not in any material respect obligate Borrower to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property.

                  (b) All leases and agreements necessary for the conduct of the business of Borrower and its Restricted Subsidiaries are valid and existing, in full force and effect and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would affect in any material respect the conduct of the business of Borrower and its Restricted Subsidiaries.

                  (c) The rights, Properties and other assets presently owned, leased or licensed by Borrower and its Restricted Subsidiaries including, without limitation, all easements and rights of way, include all rights, Properties and other assets necessary to permit Borrower and its Restricted Subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the Amendment and Restatement Date.

                  (d) All of the assets and Properties of Borrower and its Restricted Subsidiaries which are necessary for the operation of its business are in good working condition, normal wear and tear excepted, and are maintained in accordance with prudent business standards.

                  (e) Borrowers' and its Restricted Subsidiaries' Oil and Gas Properties (and properties unitized therewith) have been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties; specifically in this connection, (i) after the Amendment and Restatement Date, no Oil and Gas Property is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) prior to the Amendment and Restatement Date and (ii) none of the wells comprising a part of the Oil and Gas Properties (or properties unitized therewith) are deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Oil and Gas Properties (or in the case of wells located on properties unitized therewith, such unitized properties).

            SECTION 7.11 NO MATERIAL MISSTATEMENTS. No written information, statement, exhibit, certificate, document or report furnished to the Administrative Agent and the Lenders (or any of them) by Borrower or any Subsidiary in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading in the light of the circumstances in which made and with respect to Borrower and its Subsidiaries taken as a whole. There is no fact peculiar to Borrower or any Subsidiary which has a Material Adverse Effect or in the future is reasonably likely to have (so far as Borrower can now foresee) a Material Adverse Effect.

            SECTION 7.12 INVESTMENT COMPANY ACT. Neither Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

            SECTION 7.13 PUBLIC UTILITY HOLDING COMPANY ACT. Neither Borrower nor any Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            SECTION 7.14 SUBSIDIARIES.

                  (a) Except as set forth on SCHEDULE 7.14, as of the Amendment and Restatement Date, Borrower has no Subsidiaries or Unrestricted Subsidiaries.

                  (b) With respect to each Subsidiary of Borrower existing as of the Amendment and Restatement Date, SCHEDULE 7.14 sets forth the following information:

                        (1) the jurisdiction of formation and headquarters of
            such Subsidiary;

                        (2) the identity of each other jurisdiction wherein such
            Subsidiary is qualified to do business;

                        (3) the identity of each class of authorized capital
            stock of such Subsidiary;

                        (4) the amount and ownership of the capital stock of
            such Subsidiary that is issued and outstanding (collectively, the "SUBSIDIARY SECURITIES"); and

                        (5) the identity of each Person or joint venture entity
            in which such Subsidiary has an equity or similar interest.

All of the Subsidiary Securities have been duly authorized and validly issued and are fully paid and nonassessable, to the extent such term is applicable under local law. None of the Subsidiary Securities have been issued in violation of any shareholder's preemptive rights.

                  (c) As of the Amendment and Restatement Date, and except as disclosed on SCHEDULE 7.14, there are no contracts obligating Borrower or any of its Affiliates to issue, sell, pledge, dispose of or encumber, nor any options, warrants or rights of any kind to acquire, nor any securities that are convertible into or exercisable or exchangeable for, any shares of any class of capital stock of any Subsidiary. There are no contracts obligating Borrower or any of its Affiliates to redeem, purchase or acquire or offer to acquire any shares of any class of capital stock of any Subsidiary. As of the Amendment and Restatement Date, and except as disclosed on SCHEDULE 7.14, there are no contracts obligating any Subsidiary to make any dividend or distribution of any kind.

                  (d) As of the Amendment and Restatement Date, and except as disclosed on SCHEDULE 7.14, there are no shareholder agreements, voting agreements, management agreements, proxies or other similar agreements or understandings with respect to Borrower or any Subsidiary to which Borrower or any of its Affiliates is a party. Except as described in the Material Agreements listed on SCHEDULE 7.21, as of the Amendment and Restatement Date there are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights affecting the capital stock of Borrower or any Subsidiary with respect to which Borrower or any of its Affiliates is a party or issuer.

            SECTION 7.15 LOCATION OF BUSINESS AND OFFICES. As of the Amendment and Restatement Date, Borrower's principal place of business and chief executive offices are located at the address stated on the signature page of this Agreement. As of the Amendment and Restatement Date, the principal place of business and chief executive office of each Subsidiary are located at the addresses stated on SCHEDULE 7.14.

            SECTION 7.16 DEFAULTS. Neither Borrower nor any Restricted Subsidiary is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any material agreement or instrument to which Borrower or any Restricted Subsidiary is a party or by which Borrower or any Restricted Subsidiary is bound which default would be reasonably likely to have a Material Adverse Effect. No Default hereunder has occurred and is continuing.

            SECTION 7.17 ENVIRONMENTAL MATTERS. Except (i) as provided in
SCHEDULE 7.17 or (ii) as would not be reasonably likely to have a Material Adverse Effect (or with respect to (c), (d) and (e) below, where the failure to take such actions would not be reasonably likely to have a Material Adverse Effect):

                  (a) Neither any Property now or previously owned or leased or in the possession of or operated by or under the direction of Borrower or any Subsidiary nor the operations now or previously conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws;

                  (b) Without limitation of clause (a) above, no Property now or previously owned or leased or in the possession of or operated by or under the direction of Borrower or any Subsidiary nor the operations currently conducted thereon or previously conducted thereon while in the ownership of or under the operation, possession or direction of Borrower or any Subsidiary, or, to the best knowledge of Borrower, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws;

                  (c) All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property now or previously owned or leased or in the possession of or operated by or under the direction of Borrower and each Subsidiary, including without limitation all permits for the treatment, storage, disposal or release of a hazardous substance or solid waste, have been duly obtained or filed, and Borrower and each Subsidiary are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

                  (d) All hazardous substances, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all Property now or previously owned or leased or in the possession of or operated by or under the direction of Borrower or any Subsidiary have in the past been transported, treated or disposed of in accordance with Environmental Laws, and, to the knowledge of Borrower, all such transport carriers and treatment and disposal facilities are in compliance with Environmental Laws, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws;

                  (e) Borrower has taken steps reasonably necessary to determine and has determined that no hazardous substances, solid waste, or oil and gas exploration and production wastes, have been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any Property now or previously owned or leased or in the possession of or operated by or under the direction of Borrower or any Subsidiary except in compliance with Environmental Laws;

                  (f) To the extent applicable, all Property owned, leased, in the possession of or operated by or under the direction of Borrower and each Subsidiary currently satisfies all design, operation, and equipment requirements currently imposed by the OPA (as defined in the definition of "ENVIRONMENTAL LAWS" herein), and Borrower does not have any reason to believe that such Property, to the extent subject to OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement; and

                  (g) To Borrower's knowledge, neither Borrower nor any Subsidiary has any known contingent liability in connection with any release or threatened release of any oil, hazardous substance or solid waste into the environment.

            SECTION 7.18 COMPLIANCE WITH THE LAW. Neither Borrower nor any Restricted Subsidiary has violated any Governmental Requirement in any material respect or failed to obtain any license, permit, franchise or other governmental authorization reasonably necessary for the ownership of any of its Properties or the conduct of its business as it is currently being conducted or proposed to be conducted in the future. All such licenses, permits, franchises or other governmental authorizations are currently in full force and effect.

            SECTION 7.19 INSURANCE. SCHEDULE 7.19 attached hereto contains an accurate and complete description of all material policies of fire, liability, workmen's compensation and other forms of insurance owned or held by Borrower and each Subsidiary as of the Amendment and Restatement Date. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the Amendment and Restatement Date have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which Borrower or any Restricted Subsidiary is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of Borrower and each Restricted Subsidiary; will remain in full force and effect through the respective dates set forth in SCHEDULE 7.19 without the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. As of the Amendment and Restatement Date, neither Borrower nor any Restricted Subsidiary has been refused any insurance with respect to its assets or operations, nor has its coverage been limited below usual and customary policy limits, by an insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last three years.

            SECTION 7.20 HEDGING AGREEMENTS. SCHEDULE 7.20 sets forth, as of the Amendment and Restatement Date, a true and complete list of all Hedging Agreements (including commodity price swap agreements, insurance swap or option agreements, forward agreements for terms in excess of thirty (30) days or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of Borrower and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied), and the counter party to each such agreement.

            SECTION 7.21 MATERIAL AGREEMENTS. Set forth on SCHEDULE 7.21 hereto is a complete and correct list of all material agreements, contracts, leases, indentures, purchase agreements, obligations in respect of letters of credit, guarantees, joint venture agreements, and other instruments in effect or to be in effect as of the Amendment and Restatement Date (other than Hedging Agreements and agreements relating to Debt of the type described in clause (iii) in the definition of Debt or clause (vii) in the definition of Debt to the extent relating to primary obligations of the type described in clause (iii) in the definition of Debt) providing for, evidencing, securing or otherwise relating to any Debt of Borrower or any of its Subsidiaries to the extent such instrument evidences Debt in excess of $5,000,000, and all obligations of Borrower or any of its Subsidiaries to issuers of surety or appeal bonds issued for account of Borrower or any such Subsidiary in excess of $5,000,000 (collectively, the "MATERIAL AGREEMENTS"), and such list correctly sets forth the names of the debtor or lessee and creditor or lessor with respect to the Debt or lease obligations outstanding or to be outstanding and the Property subject to any Lien securing such Debt or lease obligation. Borrower has heretofore delivered to the Administrative Agent a complete and correct copy of all such material credit agreements, indentures, purchase agreements, contracts, letters of credit, guarantees, joint venture agreements, or other instruments, including any modifications or supplements thereto, as in effect on the Amendment and Restatement Date, which the Administrative Agent has requested. Each Material Agreement is in full force and effect and is enforceable by Borrower in accordance with its terms, and none of Borrower nor, to the knowledge of Borrower, any other party thereto is in breach of or default under any Material Agreement that would reasonably be likely to have a Material Adverse Effect or has given notice of termination or cancellation of any Material Agreement.

            SECTION 7.22 GAS IMBALANCES. As of the Amendment and Restatement Date, except as set forth on SCHEDULE 7.22, on a net basis, there are no gas imbalances, take or pay or other prepayments with respect to Borrower's Oil and Gas Properties which would require Borrower to deliver, in the aggregate, five percent or more of the quarterly production from Hydrocarbons produced from Borrower's Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor.

            SECTION 7.23 LABOR RELATIONS. None of Borrower or any Subsidiary is engaged in any unfair labor practice within the meaning of the National Labor Relations Act of 1947, as amended. There is (a) no unfair labor practice complaint before the National Labor Relations Board, or grievance or arbitration proceeding arising out of or under any collective bargaining agreement, pending or, to the knowledge of Borrower, threatened, against Borrower or any Subsidiary, (b) no strike, lock-out, slowdown, stoppage, walkout or other labor dispute pending or, to the knowledge of Borrower, threatened, against Borrower or any Subsidiary, nor has any such action occurred within the last five years, and (c) to the knowledge of Borrower, no petition for certification or union election or union organizing activities taking place with respect to Borrower.

            SECTION 7.24 INTELLECTUAL PROPERTY. Each of Borrower and its Subsidiaries owns, or has the legal right to use, all intellectual property necessary for each of them to conduct its business as currently conducted ("BORROWER INTELLECTUAL Property"). Borrower has not received notice of any claim challenging or questioning the use of any Borrower Intellectual Property or the validity or effectiveness of any Borrower Intellectual Property, and to the knowledge of Borrower, the use of such Borrower Intellectual Property by Borrower or any Restricted Subsidiary does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                                  ARTICLE VIII

                              AFFIRMATIVE COVENANTS

            Borrower covenants and agrees that, until payment in full of all Loans hereunder, all interest thereon and all other amounts payable by Borrower hereunder and under the other Loan Documents:

            SECTION 8.01 REPORTING REQUIREMENTS. Borrower shall deliver, or shall cause to be delivered, to the Administrative Agent with sufficient copies of each for the Lenders:

                  (a) Annual Financial Statements. As soon as available and in any event within ninety (90) days after the end of each fiscal year of Borrower, the audited consolidated (and if Borrower ever has any Unrestricted Subsidiaries, the unaudited consolidating) statements of income, stockholders' equity, changes in financial position and cash flow of Borrower and its Consolidated Subsidiaries for such fiscal year, and the related consolidated (and if Borrower ever has any Consolidated, Unrestricted Subsidiaries, the consolidating) balance sheets of Borrower and its Consolidated Subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by the related opinion of independent public accountants of recognized national standing acceptable to the Administrative Agent which opinion shall state that said financial statements fairly present the consolidated financial condition and results of operations of Borrower and its Consolidated Subsidiaries as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP, except for such changes in such principles with which the independent public accountants shall have concurred and such opinion shall not contain a "going concern" or like qualification or exception, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default.

                  (b) Quarterly Financial Statements. As soon as available and in any event within forty-five (45) days after the end of each of the first three fiscal quarterly periods of each fiscal year of Borrower, consolidated (and if Borrower ever has any Consolidated, Unrestricted Subsidiaries, the consolidating) statements of income, stockholders' equity, changes in financial position and cash flow of Borrower and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated (and if Borrower ever has any Unrestricted Subsidiaries, the consolidating) balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by the certificate of a Responsible Officer, which certificate shall state that said financial statements fairly present the consolidated financial condition and results of operations of Borrower and its Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments).

                  (c) Notice of Default, Etc. Promptly after Borrower knows that any Default or any Material Adverse Effect has occurred, a notice of such Default or Material Adverse Effect, describing the same in reasonable detail and the action Borrower proposes to take with respect thereto.

                  (d) Other Accounting Reports. Promptly upon receipt thereof, a copy of each other material report or letter submitted to Borrower or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of Borrower and its Subsidiaries, and a copy of any response by Borrower or any Subsidiary of Borrower, or the Board of Directors of Borrower or any Subsidiary of Borrower, to such letter or report.

                  (e) SEC Filings, Etc. Promptly upon its becoming available, each financial statement, report, notice or proxy statement sent by Borrower to stockholders generally and each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by Borrower with or received by Borrower in connection therewith from any securities exchange or the SEC.

                  (f) Notices Under Other Loan Agreements. Promptly after the furnishing thereof, copies of any statement, report or notice furnished to any Person pursuant to the terms of any indenture, loan or credit or other similar agreement, other than this Agreement and not otherwise required to be furnished to the Lenders pursuant to any other provision of this
      SECTION 8.01.

                  (g) Other Matters. From time to time such other information regarding the business, affairs or financial condition of Borrower or any Subsidiary (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Lender or the Administrative Agent may reasonably request.

                  (h) Hedging Agreements. As soon as available and in any event within forty-five (45) days after the last day of each calendar quarter, a report, in form and substance reasonably satisfactory to the Administrative Agent, setting forth as of the last Business Day of such calendar quarter a true and complete list of all Hedging Agreements (including commodity price swap agreements, insurance swap or option agreements, forward agreements with terms in excess of thirty (30) days or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of Borrower and each Restricted Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value therefor, any new credit support agreements relating thereto not listed on SCHEDULE 7.20, any margin required or supplied under any credit support document, and the counter party to each such agreement.

                  (i) Responsible Officer's Certificate. Borrower will furnish to the Administrative Agent, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate substantially in the form of Exhibit C executed by a Responsible Officer
      (1) certifying as to the matters set forth therein and stating that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail), and (2) setting forth in reasonable detail the computations necessary to determine whether Borrower is in compliance with SECTION 9.01(a) as of the end of the respective calendar quarter or fiscal year.

            SECTION 8.02 LITIGATION. Borrower shall promptly give to the Administrative Agent notice of: (i) all legal or arbitral proceedings, and of all proceedings before any Governmental Authority against or adversely affecting Borrower or any Restricted Subsidiary, except proceedings which, if adversely determined, could not reasonably be expected to have a Material Adverse Effect, and (ii) of any litigation or proceeding against or adversely affecting in any material respect Borrower or any Restricted Subsidiary in which the amount involved is not covered in full by insurance (subject to normal and customary deductibles and for which the insurer has not assumed the defense), or in which injunctive or similar relief is sought. Borrower will, and will cause each of its Restricted Subsidiaries to, promptly notify the Administrative Agent and each of the Lenders of any claim, judgment, Lien (other than those permitted under SECTION 9.02) or other encumbrance affecting any Property of Borrower or any Restricted Subsidiary if the value of the claim, judgment, Lien, or other encumbrance affecting such Property shall exceed $500,000.

            SECTION 8.03 MAINTENANCE, ETC.

                  (a) Generally. Borrower shall and shall cause each Restricted Subsidiary to: preserve and maintain its corporate existence and all of its material rights, privileges and franchises; keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities; comply with all Governmental Requirements if failure to comply with such requirements would be reasonably likely to have a Material Adverse Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; upon reasonable notice, permit representatives of the Administrative Agent or any Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Administrative Agent (as the case may be); and keep, or cause to be kept, insured by financially sound and reputable insurers all Property of a character usually insured by Persons engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such Persons and carry such other insurance as is usually carried by such Persons including, without limitation, environmental risk insurance to the extent reasonably available. Subject to SECTION 9.14, Borrower will, and will cause each Restricted Subsidiary, to pay, discharge or otherwise satisfy at or before maturity all liabilities and obligations as and when due (subject to any applicable subordination provisions), and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations, except to the extent failure to do so would not, individually or in the aggregate be reasonably likely to have a Material Adverse Effect.

                  (b) Oil and Gas Properties. Borrower will and will cause each Restricted Subsidiary to maintain all of its Oil and Gas Properties as a reasonably prudent operator. Borrower will and will cause each Restricted Subsidiary to keep unimpaired, except for Liens described in SECTION 9.02, its rights with respect to its Oil and Gas Properties and other material Properties and prevent any forfeiture thereof or a default thereunder. Borrower will cause and cause each Restricted Subsidiary to perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties.

            SECTION 8.04 ENVIRONMENTAL MATTERS.

                  (a) Compliance with Environmental Laws. Borrower will and will cause each Subsidiary to maintain and operate all Property of Borrower and its Subsidiaries in compliance with applicable Environmental Laws in all material respects.

                  (b) Notice of Action. Borrower will promptly notify the Administrative Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority of which Borrower has knowledge in connection with any Environmental Laws, excluding routine testing and corrective action, which if adversely determined could have a Material Adverse Effect.

                  (c) Future Acquisitions. Borrower will and will cause each Subsidiary to provide environmental audits and tests in accordance with industry standards as reasonably requested by the Majority Lenders (or as otherwise required to be obtained by the Lenders by any Governmental Authority) in connection with any future acquisitions of Oil and Gas Properties.

            SECTION 8.05 FURTHER ASSURANCES. Borrower will cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of this Agreement. Borrower at its expense will promptly execute and deliver to the Administrative Agent upon request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements of Borrower this Agreement, or to correct any omissions in, or to state more fully the obligations set out herein or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith.

            SECTION 8.06 PERFORMANCE OF OBLIGATIONS. Borrower will pay the Notes according to the reading, tenor and effect thereof; and Borrower will do and perform every act and discharge all of the obligations to be performed and discharged by it under this Agreement and the Notes, at the time or times and in the manner specified.

            SECTION 8.07 ERISA INFORMATION AND COMPLIANCE. Borrower will promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the Administrative Agent with sufficient copies to the Lenders (i) promptly after the filing thereof with the United States Secretary of Labor, the Internal Revenue Service or the PBGC, copies of each annual and other report with respect to each Plan or any trust created thereunder, (ii) immediately upon becoming aware of the occurrence of any ERISA Event or of any "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by a Responsible Officer specifying the nature thereof, what action Borrower, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and (iii) immediately upon receipt thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan. With respect to each Plan (other than a Multiemployer
Plan), Borrower will, and will cause each Subsidiary and ERISA Affiliate to, (i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any lien, all of the contribution and funding requirements of section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA), and
(ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

            SECTION 8.08 RESTRICTED SUBSIDIARIES.

                  (a) Borrower shall ensure that each Restricted Subsidiary is at all times a Consolidated Subsidiary.

                  (b) Borrower shall cause all Restricted Subsidiaries created or acquired after the date hereof to execute a subsidiary guarantee of the Notes and to provide legal opinions and such other documents as the Majority Lenders may reasonably request.

            SECTION 8.09 USE OF PROCEEDS OF QUALIFIED OFFERING. If the Borrower issues Debt in a Qualified Offering, the Borrower shall use the net proceeds of such offering to repay or redeem Debt, including Debt under the Senior Secured Credit Facility (which may be reborrowed from time to time as Permitted Indebtedness). If the aggregate net proceeds from Qualified Offerings equals or exceeds $150,000,000, Borrower shall repay in full all Debt under the Duke Credit Facility.

            SECTION 8.10 RATING. Prior to September 30, 2004, the Borrower will cause the Notes to be rated by Standard & Poor's, Moody's Investor Services or Fitch Ratings.

                                   ARTICLE IX

                               NEGATIVE COVENANTS

            Borrower covenants and agrees that, until payment in full of all Loans hereunder, all interest thereon and all other amounts payable by Borrower hereunder and under the other Loan Documents, without the prior written consent of the Majority Lenders:

            SECTION 9.01 DEBT INCURRENCE.

                  (a) Borrower will not, and will not permit any Restricted Subsidiary to, incur, create or assume any Debt, other than Permitted Indebtedness, if (i) the Interest Coverage Ratio after giving effect to the incurrence, creation or assumption of such Debt is less than 2.5 to 1.0, or (ii) the Debt Coverage Ratio after giving effect to the incurrence, creation or assumption of such Debt is more than 4.0 to 1.0.

                  (b) Borrow will not, and will not permit any Restricted Subsidiary to, incur, create or assume more than $175,000,000 in aggregate principal amount of Senior Secured Debt unless the Ratio of Borrower's Adjusted Consolidated Net Tangible Assets to Senior Secured Debt is equal to, or greater than, 2.5 to 1.0.

            SECTION 9.02 LIENS. Unless the Loans are secured equally and ratably, Borrower will not, and will not permit any Restricted Subsidiary to, create, incur or assume any Lien securing pari passu or subordinated Debt on any of its Properties (now owned or hereafter acquired), except:

                  (a) Liens securing the payment of the Loans;

                  (b) Permitted Liens;

                  (c) Liens securing leases allowed under clause (d) in the definition of Permitted Indebtedness, but only on the Property under lease;

                  (d) Liens disclosed on SCHEDULE 9.02;

                  (e) Liens on cash or securities of Borrower securing Debt described in clause (e) of the definition of Permitted Indebtedness; and

                  (f) any Lien on any Property acquired after the date hereof existing prior to the acquisition thereof by Borrower or any Restricted Subsidiary or existing on any Property of any Person that becomes a Restricted Subsidiary after the date hereof prior to the time such Person becomes a Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (ii) such Lien shall not apply to any other Property of Borrower or any Restricted Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof.

            SECTION 9.03 RESTRICTED INVESTMENTS; RESTRICTIVE AGREEMENTS.

                  (a) Borrower will not, and will not permit any of its Restricted Subsidiaries, directly or indirectly, to:

                        (1) declare or pay any dividend or make any distribution
            on or in respect of its capital stock (including any payment in connection with any merger or consolidation involving Borrower or any of its Restricted Subsidiaries) except:

                              (A) dividends or distributions payable in capital
                  stock of Borrower (other than Disqualified Stock) or in options, warrants or other rights to purchase such capital stock;

                              (B) dividends or distributions payable to Borrower
                  or a Restricted Subsidiary of Borrower (and if such Restricted Subsidiary is not a Wholly-Owned Subsidiary, to its other holders of common capital stock on a pro rata basis); and

                              (C) dividends on Borrower's $2.125 Convertible
                  Exchangeable Preferred Stock, Series A currently outstanding;

                        (2) purchase, redeem, retire or otherwise acquire for
            value any capital stock of Borrower or any direct or indirect parent of Borrower held by Persons other than Borrower or a Restricted Subsidiary of Borrower (other than in exchange for capital stock of Borrower (other than Disqualified Stock));

                        (3) purchase, repurchase, redeem, defease or otherwise
            acquire or retire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Subordinated Debt (other than the purchase, repurchase or other acquisition of Subordinated Debt purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of purchase, repurchase or acquisition); or

                        (4) make any Restricted Investment in any Person;

(any such dividend, distribution, purchase, redemption, repurchase, defeasance, other acquisition, retirement or Restricted Investment referred to in clauses
(1) through (4) only shall be referred to herein as a "RESTRICTED PAYMENT"), if at the time Borrower or such Restricted Subsidiary makes such Restricted
Payment:

                              (A) a Default shall have occurred and be
                  continuing (or would result therefrom); or

                              (B) Borrower is not able to incur an additional
                  $1.00 of Debt pursuant to SECTION 9.01(a) after giving effect, on a pro forma basis, to such Restricted Payment; or

                              (C) the aggregate amount of such Restricted
                  Payment and all other Restricted Payments declared or made subsequent to the date hereof would exceed the sum of:

                                    (i) 50% of Consolidated Net Income for the
                        period (treated as one accounting period) from the beginning of the first calendar quarter commencing after the date of this Agreement to the end of the most recent calendar quarter ending prior to the date of such Restricted Payment for which financial statements are in existence (or, in case such Consolidated Net Income is a deficit, minus 100% of such deficit); provided, however, that writedowns of oil and gas properties due to the application of the full-cost method of accounting will not be deducted in calculating Consolidated Net Income for purposes of this paragraph;

                                    (ii) the aggregate Net Cash Proceeds
                        received by Borrower from the issue or sale of its capital stock (other than Disqualified Stock) or other capital contributions subsequent to the date hereof (other than Net Cash Proceeds received from an issuance or sale of such capital stock to a Subsidiary of Borrower or an employee stock ownership plan, option plan or similar trust to the extent such sale to an employee stock ownership plan, option plan or similar trust is financed by loans from or guaranteed by Borrower or any Restricted Subsidiary unless such loans have been repaid with cash on or prior to the date of determination);

                                    (iii) the amount by which Debt of Borrower
                        is reduced on Borrower's balance sheet upon the conversion or exchange (other than by a Subsidiary of Borrower) subsequent to the date hereof of any Debt of Borrower convertible or exchangeable for capital stock (other than Disqualified Stock) of Borrower (less the amount of any cash, or other property, distributed by Borrower upon such conversion or exchange); and

                                    (iv) the amount equal to the net reduction
                        in Restricted Investments made by Borrower or any of its Restricted Subsidiaries in any Person resulting from:

                                    (a) repurchases or redemptions of such
                              Restricted Investments by such Person, proceeds realized


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

                              upon the sale of such Restricted Investment to an unaffiliated purchaser, repayments of loans or advances or other transfers of assets (including by way of dividend or distribution) by such Person to Borrower or any Restricted Subsidiary of Borrower; or

                                    (b) the redesignation of Unrestricted
                              Subsidiaries as Restricted Subsidiaries (valued in each case as provided in the definition of "INVESTMENT") not to exceed, in the case of any Unrestricted Subsidiary, the amount of Investments previously made by Borrower or any Restricted Subsidiary in such Unrestricted Subsidiary, which amount in each case under this clause (iv) was included in the calculation of the amount of Restricted Payments; provided, however, that no amount will be included under this clause (iv) to the extent it is already included in Consolidated Net Income.

                  The provisions of the preceding paragraph will not prohibit:

                        (1) any purchase or redemption of capital stock or
            Subordinated Debt of Borrower made by exchange for, or out of the proceeds of the substantially concurrent sale of, capital stock of Borrower or Subordinated Debt with a maturity after December 31, 2010; provided, however, that (a) such purchase or redemption will be excluded in subsequent calculations of the amount of Restricted Payments and (b) the Net Cash Proceeds from such sale will be excluded from clause (c)(ii) of the preceding paragraph;

                        (2) any purchase or redemption of Subordinated
            Obligations of Borrower made by exchange for, or out of the proceeds of the substantially concurrent sale of, Subordinated Debt of Borrower that is refinanced in compliance with this Agreement; provided, however, that such purchase or redemption will be excluded in subsequent calculations of the amount of Restricted Payments;

                        (3) so long as no Default or Event of Default has
            occurred and is continuing, any purchase or redemption of Subordinated Debt from Net Available Cash to the extent permitted under SECTION 9.11 below; provided, however, that such purchase or redemption will be excluded in subsequent calculations of the amount of Restricted Payments;

                        (4) dividends paid within sixty (60) days after the date
            of declaration if at such date of declaration such dividend would have complied with this provision; provided, however, that such dividends will be included in subsequent calculations of the amount of Restricted Payments;

                        (5) so long as no Default or Event of Default has
            occurred and is continuing,



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

                              (A) the purchase, redemption or other acquisition,
                  cancellation or retirement for value of capital stock, or options, warrants, equity appreciation rights or other rights to purchase or acquire capital stock of Borrower or any Restricted Subsidiary of Borrower or any parent of Borrower held by any existing or former directors, employees or management of Borrower or any Subsidiary of Borrower or their assigns, estates or heirs, in each case in connection with the repurchase provisions under employee or director stock option or stock purchase agreements or other agreements to compensate management employees or directors; provided that such redemptions or repurchases pursuant to this clause will not exceed $2,000,000 in the aggregate during any calendar year and $10,000,000 in the aggregate for all such redemptions and repurchases; provided, however, that the amount of any such repurchase or redemption will be included in subsequent calculations of the amount of Restricted Payments; and

                              (B) loans or advances to employees or directors of
                  Borrower or any Subsidiary of Borrower the proceeds of which are used to purchase capital stock of Borrower, in an aggregate amount not in excess of $2,000,000 at any one time outstanding; provided, however, that the amount of such loans and advances will be included in subsequent calculations of the amount of Restricted Payments;

                        (6) repurchases of capital stock deemed to occur upon
            the exercise of stock options if such capital stock represents a portion of the exercise price thereof; provided, however, that such repurchases will be excluded from subsequent calculations of the amount of Restricted Payments; and

                        (7) Restricted Payments in an amount not to exceed
            $10,000,000; provided that the amount of such Restricted Payments will be included in the calculation of the amount of Restricted Payments pursuant to SECTION 9.03(a)(4)(c).

The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of such Restricted Payment of the Property or securities proposed to be paid, transferred or issued by Borrower or such Restricted Subsidiary, as the case may be, pursuant to such Restricted Payment. The fair market value of any cash Restricted Payment shall be its face amount and any non-cash Restricted Payment shall be determined conclusively by the board of directors of Borrower acting in good faith.

                  (c) Borrower will not, and will not permit any Restricted Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or consensual restriction on the ability of any Restricted Subsidiary to:

                        (1) pay dividends or make any other distributions on its
            capital stock or pay any Debt or other obligations owed to Borrower or any Restricted Subsidiary;


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

                        (2) make any loans or advances to Borrower or any
            Restricted Subsidiary; or

                        (3) transfer any of its Property to Borrower or any
            Restricted Subsidiary.

      The preceding provisions will not prohibit:

                              (A) any encumbrance or restriction pursuant to
                  this Agreement, the Senior Secured Credit Facility, the Duke Credit Facility or an agreement in effect on the date hereof;

                              (B) any encumbrance or restriction with respect to
                  a Restricted Subsidiary pursuant to an agreement relating to any Debt incurred by a Restricted Subsidiary on or before the date on which such Restricted Subsidiary was acquired by Borrower (other than Debt incurred as consideration in, or to provide all or any portion of the funds utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by Borrower or in contemplation of the transaction) and outstanding on such date;

                              (C) any encumbrance or restriction with respect to
                  a Restricted Subsidiary pursuant to an agreement effecting a refunding, replacement or refinancing of Debt incurred pursuant to an agreement referred to in clause (a) or (b) of this paragraph or this clause (c) or contained in any amendment to an agreement referred to in clause (a) or (b) of this paragraph or this clause (c); provided, however, that the encumbrances and restrictions with respect to such Restricted Subsidiary contained in any such agreement are no less favorable in any material respect to the holders of the Notes than the encumbrances and restrictions contained in such agreements referred to in clauses (a) or (b) of this paragraph on the date hereof or the date such Restricted Subsidiary became a Restricted Subsidiary, whichever is applicable:

                              (D) in the case of clause (3) of this covenant,
                  any encumbrance or restriction;

                                    (i) that restricts in a customary manner the
                        subletting, assignment or transfer of any Property that is subject to a lease, license or similar contract, or the assignment or transfer of any such lease, license or other contract;

                                    (ii) contained in mortgages, pledges or
                        other security agreements permitted under this Agreement securing Debt of Borrower or a Restricted Subsidiary to the extent such encumbrances or restrictions restrict the transfer of the Property subject to such mortgages, pledges or other security agreements; or


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

                                    (iii) pursuant to customary provisions
                        regarding preferential rights or rights of first refusal or restricting dispositions of real property interests set forth in any reciprocal easement agreements of Borrower or any Restricted Subsidiary;

                              (E) purchase money obligations for Property
                  acquired in the ordinary course of business that impose encumbrances or restrictions of the nature described in clause
                  (3) of this covenant on the Property so acquired;

                              (F) any restriction with respect to a Restricted
                  Subsidiary (or any of its Property) imposed pursuant to an agreement entered into for the direct or indirect sale or disposition of all or substantially all the capital stock or Property of such Restricted Subsidiary (or the Property that is subject to such restriction) pending the closing of such sale or disposition;

                              (G) encumbrances or restrictions arising or
                  existing by reason of applicable law or any applicable rule, regulation or order;

                              (H) any encumbrance or restriction arising out of
                  any Permitted Lien; and

                              (I) customary provisions with respect to the
                  distribution of assets or property in joint venture agreements.

            SECTION 9.04 SALES AND LEASEBACKS. Other than in connection with Permitted Equipment Financings, neither Borrower nor any Restricted Subsidiary will enter into any arrangement, directly or indirectly, with any Person whereby Borrower or any Restricted Subsidiary shall sell or transfer any of its Property, whether now owned or hereafter acquired, and whereby Borrower or any Restricted Subsidiary shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which Borrower or any Restricted Subsidiary intends to use for substantially the same purpose or purposes as the Property sold or transferred.

            SECTION 9.05 NATURE OF BUSINESS. Neither Borrower nor any Restricted Subsidiary will allow any material change to be made in the character of its business.

            SECTION 9.06 LIMITATION ON LEASES. Other than in connection with Permitted Equipment Financings, neither Borrower nor any Restricted Subsidiary will create, incur, assume or permit to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal including capital leases, but excluding leases of Hydrocarbon Interests), under leases or lease agreements for terms in excess of, or that are non-cancelable by Borrower or such Subsidiary within, twelve months which would cause all payments made by Borrower and its Restricted Subsidiaries pursuant to all such leases or lease agreements to exceed (i) $2,000,000 per annum during the calendar years 2004 and 2005 or (ii) $4,000,000 per annum during calendar years 2006 through 2010.


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

            SECTION 9.07 CONSOLIDATION AND MERGER. Borrower shall not merge into or consolidate with or sell all or substantially all of its Property to any Person or group of affiliated Persons unless (a) either (1) Borrower survives, or (2) survivor is an entity organized under United States law or any state thereof or the District of Columbia and assumes, in writing, the Loans; (b) no Default or Event of Default shall have occurred and be continuing; (c) except in the case of the consolidation or merger of any Restricted Subsidiary with or into Borrower, the consolidated net worth of Borrower (or the surviving entity) does not decrease; Borrower could incur $1.00 of additional Debt (excluding Permitted Indebtedness) under SECTION 9.01(a); and (e) if any of Borrower's assets become subject to any Lien, the imposition of such Lien shall have been in compliance with SECTION 9.02. Notwithstanding the preceding clause (D), (i) any Restricted Subsidiary of Borrower may consolidate with, merge into or transfer all or part of its properties and assets to Borrower, (ii) Borrower may merge with an Affiliate incorporated solely for the purpose of reincorporating Borrower in another jurisdiction to realize tax or other benefits and (iii) any Wholly-Owned Subsidiary can consolidate with or merge into any other Wholly-Owned Subsidiary, except Restricted Subsidiaries cannot merge with Unrestricted Subsidiaries.

            SECTION 9.08 PROCEEDS OF NOTES AND LOANS. Borrower will not permit the proceeds of the Notes and Loans to be used for any purpose other than those permitted by SECTION 7.07. Neither Borrower nor any Person acting on behalf of Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulation T, U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

            SECTION 9.09 ERISA COMPLIANCE. Borrower will not at any time:

                  (a) engage in, or permit any Subsidiary or ERISA Affiliate to engage in, any transaction in connection with which Borrower, any Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code;

                  (b) terminate, or permit any Subsidiary or ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability to Borrower, any Subsidiary or any ERISA Affiliate to the PBGC;

                  (c) fail to make, or permit any Subsidiary or ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, Borrower, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto;

                  (d) permit to exist, or allow any Subsidiary or ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of Section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan;

                  (e) permit, or allow any Subsidiary or ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan maintained by Borrower,


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

      any Subsidiary or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA;

                  (f) contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan;

                  (g) acquire, or permit any Subsidiary or ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to Borrower, any Subsidiary or any ERISA Affiliate if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (1) any Multiemployer Plan, or (2) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities;

                  (h) incur, or permit any Subsidiary or ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA;

                  (i) contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability; or

                  (j) amend or permit any Subsidiary or ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that Borrower, any Subsidiary or any ERISA Affiliate is required to provide security to such Plan under section 401(a)(29) of the Code.

            SECTION 9.10 SALE OR DISCOUNT OF RECEIVABLES. Neither Borrower nor any Restricted Subsidiary will discount or sell (with or without recourse) any of its notes receivable or accounts receivable other than settlement of any past due accounts in the ordinary course of business and in accordance with prudent commercial practices.

            SECTION 9.11 SALE OF PROPERTY.

                  (a) Borrower shall not, and shall not permit any Restricted Subsidiary to, sell, assign, convey or otherwise transfer any Property unless (i) consideration equal to the fair market value of the Property sold is received, (ii) the sale is an arm's length transaction; (iii) all of the consideration received consists of cash, Cash Equivalents, liquid securities or Exchanged Properties ("PERMITTED CONSIDERATION"); provided,


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

      however, that Borrower and its Restricted Subsidiaries may receive Property that does not constitute Permitted Consideration, so long as the aggregate fair market value of all Property received pursuant to this proviso shall not exceed 10.0% of Adjusted Consolidated Net Tangible Assets, as determined by the Borrower's Board of Directors.

                  (b) Within 365 days following the receipt of Net Available Cash, an amount equal to 100% of the Net Available Cash from such Asset Disposition shall be applied by Borrower or such Restricted Subsidiary, as the case may be:

                        (1) to apply all or any of the Net Available Cash
            therefrom to repay indebtedness under the Senior Secured Credit Facility, or

                        (2) invest all or any part of the Net Available Cash in
            Property that will be used in the oil and gas business of Borrower or its Restricted Subsidiaries.

            Any Net Available Cash from Asset Dispositions that are not applied or invested as provided in the preceding paragraph will be deemed to constitute "EXCESS PROCEEDS." On the 366th day after an Asset Disposition, if the aggregate amount of Excess Proceeds exceeds $5,000,000.00, Borrower will be required to make an offer ("ASSET DISPOSITION OFFER") to all holders of Notes and to the extent required by the terms of other Senior Indebtedness, to all holders of other Senior Indebtedness outstanding with similar provisions requiring Borrower to make an offer to purchase such Senior Indebtedness with the proceeds from any Asset Disposition ("PARI PASSU NOTES"), to purchase the maximum principal amount of Notes and any such Pari Passu Notes to which the Asset Disposition Offer applies that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount of the Notes and Pari Passu Notes plus accrued and unpaid interest to the date of purchase, in accordance with the procedures set forth herein or in the agreements governing the Pari Passu Notes, as applicable, and subject to the prepayment provisions of
SECTION 2.04 (the term "voluntary" therein being deleted). To the extent that the aggregate amount of Notes and Pari Passu Notes so validly tendered and not properly withdrawn pursuant to an Asset Disposition Offer is less than the Excess Proceeds, Borrower may use any remaining Excess Proceeds for general corporate purposes, subject to the other covenants contained herein. If the aggregate principal amount of Notes surrendered by holders thereof and other Pari Passu Notes surrendered by holders or lenders, collectively, exceeds the amount of Excess Proceeds, Borrower shall select the Notes and Pari Passu Notes to be purchased on a pro rata basis on the basis of the aggregate principal amount of tendered Notes and Pari Passu Notes. Upon completion of such Asset Disposition Offer, the amount of Excess Proceeds shall be reset at zero.

            The Asset Disposition Offer will remain open for a period of twenty
(20) Business Days following its commencement, except to the extent that a longer period is required by applicable law (the "ASSET DISPOSITION OFFER PERIOD"). No later than five (5) Business Days after the termination of the Asset Disposition Offer Period (the "ASSET DISPOSITION PURCHASE DATE"), Borrower will purchase the principal amount of Notes and Pari Passu Notes required to be purchased pursuant to this covenant (the "ASSET DISPOSITION OFFER AMOUNT") or, if less than


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

the Asset Disposition Offer Amount has been so validly tendered, all Notes and Pari Passu Notes validly tendered in response to the Asset Disposition Offer.

            Any accrued and unpaid interest will be paid to the Person in whose name a Note is registered at the close of business on such date, and no additional interest will be payable to holders of the Notes who tender Notes pursuant to the Asset Disposition Offer.

            On or before the Asset Disposition Purchase Date, Borrower will, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, the Asset Disposition Offer Amount of Notes and Pari Passu Notes or portions of Notes and Pari Passu Notes so validly tendered and not properly withdrawn pursuant to the Asset Disposition Offer, or if less than the Asset Disposition Offer Amount has been validly tendered and not properly withdrawn, all Notes and Pari Passu Notes so validly tendered and not properly withdrawn. Borrower will deliver all certificates and notes required, if any, by this Agreement or the agreements governing the Pari Passu Notes. Borrower will promptly (but in any case not later than the Asset Disposition Purchase Date) mail or deliver to each tendering holder of Notes or holder or lender of Pari Passu Notes, as the case may be, an amount equal to the purchase price of the Notes or Pari Passu Notes so validly tendered and not properly withdrawn by such holder or lender, as the case may be, and accepted by Borrower for purchase, and Borrower will promptly issue a new Note and will deliver such new Note to such holder, in a principal amount equal to any unpurchased portion of the Note surrendered. In addition, Borrower will take any and all other actions required by the agreements governing the Pari Passu Notes. Any Note not so accepted will be promptly mailed or delivered by Borrower to the holder thereof. Borrower will publicly announce the results of the Asset Disposition Offer on the Asset Disposition Purchase Date.

            For the purposes of this covenant, the following will be deemed to be cash:

                        (1) the assumption by the transferee of Debt (other than
            Subordinated Obligations or Disqualified Stock) of Borrower or Debt (other than Preferred Stock) of any Restricted Subsidiary of Borrower and the release of Borrower or such Restricted Subsidiary from all liability on such Debt in connection with such Asset Disposition (in which case Borrower will, without further action, be deemed to have applied such deemed cash to Debt in accordance with
            SECTION 9.11(b) above); and

                        (2) securities, notes or other obligations received by
            Borrower or any Restricted Subsidiary of Borrower from the transferee that are promptly converted by Borrower or such Restricted Subsidiary into cash or Cash Equivalents.

            Borrower will comply, to the extent applicable, with the requirements of securities laws or regulations in connection with the repurchase of Notes pursuant to this Agreement. To the extent that the provisions of any securities laws or regulations conflict with provisions of this covenant, Borrower will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Agreement by virtue of complying with such securities laws and regulations.


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

            SECTION 9.12 ENVIRONMENTAL MATTERS. Neither Borrower nor any Restricted Subsidiary will cause or, to the extent within its control, permit any of its Property to be in violation of, or do anything or, to the extent within its control, permit anything to be done which will subject any such Property to any remedial obligations under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations would have a Material Adverse Effect.

            SECTION 9.13 TRANSACTIONS WITH AFFILIATES. Neither Borrower nor any Restricted Subsidiary will enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate unless such transactions are otherwise permitted under this Agreement, are in the ordinary course of its business and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate; provided, however, that notwithstanding the provisions of SECTION 9.12, Borrower may engage in the Permitted Medusa Transaction.

            SECTION 9.14 SUBORDINATED DEBT. If a Default exists or would result therefrom, Borrower shall not make any payment in respect of any Subordinated Debt or the Existing Subordinated Debt. Borrower will not amend, supplement or otherwise modify any instruments evidencing, or agreements relating to or executed in connection with, any Existing Subordinated Debt, in any manner which would have the effect of (i) accelerating the timing or amount of any scheduled payments of principal or interest thereon, (ii) increasing the rate of interest payable thereon or (iii) resulting in a Material Adverse Effect.

            SECTION 9.15 ISSUANCE AND SALE OF CAPITAL STOCK. Borrower (a) shall not permit any Restricted Subsidiary to issue any capital stock (other than to Borrower or a Wholly-Owned Subsidiary of Borrower) and (b) shall not permit any Person (other than Borrower or a wholly-owned Restricted Subsidiary of Borrower) to own any capital stock of any Restricted Subsidiary, except, in each case, for
(1) directors' qualifying shares, (2) capital stock of a Restricted Subsidiary organized in a foreign jurisdiction required to be issued to, or owned by, the government of such foreign jurisdiction or individual or corporate citizens of such foreign jurisdiction in order for such Restricted Subsidiary to transact business in such foreign jurisdiction, (3) a sale of all or substantially all the capital stock of a Restricted Subsidiary effected in connection with a Property sale in accordance with SECTION 9.11, and (4) the capital stock of a Restricted Subsidiary owned by a Person at the time such Restricted Subsidiary became a Restricted Subsidiary or acquired by such Person in connection with the formation of the Restricted Subsidiary; provided, however, that any capital stock retained by Borrower or a Restricted Subsidiary shall be treated as an Investment for purposes of SECTION 9.03, if the amount of such capital stock represents less than a majority of the voting stock of such Restricted Subsidiary.

            SECTION 9.16 MODIFICATION OF AGREEMENTS. Borrower shall not, and shall not permit any Subsidiary to, amend, modify or change any provision of its articles, certificate of incorporation, bylaws, partnership agreement, certificate of formation or operating agreement, as applicable, or the terms of any class or series of its capital stock, other than in a manner that would not be reasonably likely to have a Material Adverse Effect or to adversely affect the right or ability of Borrower to receive dividend payments or other distributions from its Subsidiaries, or amend, modify, cancel or terminate or fail to renew or extend or permit the amendment, modification, cancellation or termination of any Material Agreement, except to the extent that such amendments, modifications, cancellations or terminations would not be reasonably likely to have a Material Adverse Effect.

            SECTION 9.17 GUARANTEES. Borrower shall not, and shall not permit any Restricted Subsidiary to, guarantee, directly or indirectly, any Debt of any Unrestricted Subsidiary.

            SECTION 9.18 LIMITATION ON ADDITIONAL DEBT. Borrower shall not incur any Debt other than (i) Permitted Debt or (ii) Debt incurred under the Senior Secured Credit Facility. For purposes of this SECTION 9.18, Debt shall only include the obligations listed in clauses (i) through (v), (vii), and (ix) through (xi) of the definition of Debt in SECTION 1.02.

            SECTION 9.19 PERMITTED MEDUSA TRANSACTIONS. Notwithstanding anything in this Agreement or any other Loan Document to the contrary, so long as no Default or Event of Default has occurred and is continuing at the time Borrower or any of its Subsidiaries enters into any Permitted Medusa Transaction, the entering into and carrying out of such Permitted Medusa Transaction shall be allowed hereunder and shall not in itself constitute a breach of, non-compliance with, or Default or Event of Default under this Agreement or any other Loan Document.

                                   ARTICLE X

                           EVENTS OF DEFAULT; REMEDIES

            SECTION 10.01 EVENTS OF DEFAULT. One or more of the following events shall constitute an "EVENT OF DEFAULT":

                  (a) Borrower shall default in the payment or prepayment when due of any principal of or interest on any Loan or any fees payable by it hereunder or under any Loan Document and such default, other than a default of a payment or prepayment of principal (which shall have no cure period), shall continue unremedied for a period of thirty (30) days; or

                  (b) Borrower or any Restricted Subsidiary shall default in the payment when due of any principal of or interest on any of its other Debt (other than Debt owed to Borrower or any Restricted Subsidiary) aggregating $10,000,000 or more ($15,000,000 in the case of non-recourse
      Debt), or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Debt shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Debt (or a trustee or administrative agent on behalf of such holder or holders) to cause, such Debt to become due prior to its stated maturity; or

                  (c) any representation, warranty or certification made or deemed made herein, in any Loan Document by Borrower, or any certificate furnished to any Lender or the Administrative Agent pursuant to the provisions hereof, or any Loan Document, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

                  (d) Borrower shall default in the performance of any of its obligations under SECTION 9.07 of this Agreement; (ii) Borrower shall default in the performance of any of its obligations under SECTION 2.04(b), ARTICLE VIII or ARTICLE IX (other than the payment of amounts due which shall be governed by SECTION 10.01(a) or SECTION 9.07 which shall be governed by SECTION 10.01(D)(I)) and such default shall continue unremedied for a period of thirty (30) days after the earlier to occur of
      (a) notice thereof to Borrower by the Administrative Agent or any Lender (through the Administrative Agent), or (b) Borrower otherwise becoming aware of such default; or (iii) Borrower shall default in the performance of any of its other obligations under this Agreement and such default shall continue unremedied for a period of sixty (60) days after the earlier to occur of (a) notice thereof to Borrower by the Administrative Agent or any Lender (through the Administrative Agent), or (b) Borrower otherwise becoming aware of such default; or

                  (e) Borrower or any Restricted Subsidiary shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                  (f) Borrower or any Restricted Subsidiary shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code, or
      (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                  (g) a proceeding or case shall be commenced, without the application or consent of Borrower or any Restricted Subsidiary, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person of all or any substantial part of its assets, or (iii) similar relief in respect of such Person under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) days; or (iv) an order for relief against such Person shall be entered in an involuntary case under the Federal Bankruptcy Code;

                  (h) a judgment or judgments for the payment of money in excess of $10,000,000 in the aggregate (net of any amounts that a reputable and creditworthy insurance company has acknowledged liability for in writing) shall be rendered by a court against Borrower or any Restricted Subsidiary and the same shall not be discharged (or


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      provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within sixty (60) days from the date of entry thereof and Borrower or such Subsidiary shall not, within said period of sixty (60) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (i) any Subsidiary takes, suffers or permits to exist any of the events or conditions referred to in clauses (e), (f), (g) or (h), and such event or condition has a Material Adverse Effect.

            SECTION 10.02 REMEDIES.

                  (a) In the case of an Event of Default other than one referred to in clauses (e), (f) or (g)of SECTION 10.01, or in clause (i) to the extent it relates to clauses (e), (f) or (g), the Administrative Agent, upon request of the Majority Lenders, shall, by notice to Borrower declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by Borrower hereunder and under the other Loan Documents and the Notes to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by Borrower.

                  (b) In the case of the occurrence of an Event of Default referred to in clauses (e), (f) or (g) of SECTION 10.01, or in clause (i) to the extent it relates to clauses (e), (f) or (g), the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by Borrower hereunder and under the other Loan Documents and the Notes shall become automatically immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by Borrower.

                  (c) All proceeds received after maturity of the Notes, whether by acceleration or otherwise shall be applied first to reimbursement of expenses and indemnities provided for in this Agreement and the other Loan Documents; second to accrued interest on the Notes; third to fees; fourth pro rata to principal outstanding on the Notes; and any excess shall be paid to Borrower or as otherwise required by any Governmental Requirement.

                                   ARTICLE XI

                            THE ADMINISTRATIVE AGENT

            SECTION 11.01 APPOINTMENT, POWERS AND IMMUNITIES. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its Administrative Agent hereunder with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in SECTION 11.04 and the first


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sentence of SECTION 11.05 shall include reference to its Affiliates and its and its Affiliates' officers, directors, employees, attorneys, accountants, experts and administrative agents): (i) shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of the Loan Documents be a trustee or fiduciary for any Lender; (ii) makes no representation or warranty to any Lender and shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in the Loan Documents, this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of this Agreement, the Loan Documents, any Note or any other document referred to or provided for herein or for any failure by Borrower or any other Person (other than the Administrative Agent) to perform any of its obligations hereunder or thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of Borrower, its Subsidiaries or any other obligor or guarantor; (iii) except pursuant to SECTION 11.06 shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (iv) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith including its own ordinary negligence, except for its own gross negligence or willful misconduct. The Administrative Agent may employ administrative agents, accountants, attorneys and experts and shall not be responsible for the negligence or misconduct of any such administrative agents, accountants, attorneys or experts selected by it in good faith or any action taken or omitted to be taken in good faith by it in accordance with the advice of such administrative agents, accountants, attorneys or experts. The Administrative Agent shall not be required to expend or risk its own funds or otherwise incur personal financial liability in the performance of its duties hereunder. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent. The Administrative Agent is authorized to release any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents.

            SECTION 11.02 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent.

            SECTION 11.03 DEFAULTS. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on Loans or of fees) unless the Administrative Agent has received written notice from a Lender or Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt written notice thereof to the Lenders. In the event of a payment Default, the Administrative Agent shall give each Lender prompt written notice of each such payment Default.


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            SECTION 11.04 INDEMNIFICATION. THE LENDERS AGREE TO INDEMNIFY AND
HOLD HARMLESS THE ADMINISTRATIVE AGENT AND ITS AFFILIATES AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, PRINCIPALS, MEMBERS, MANAGERS, SHAREHOLDERS, EMPLOYEES, FAMILY MEMBERS AND AGENTS RATABLY IN ACCORDANCE WITH EACH LENDER'S PERCENTAGE SHARES FOR THE INDEMNITY MATTERS AS DESCRIBED IN SECTION 12.03 TO THE EXTENT NOT INDEMNIFIED OR REIMBURSED BY BORROWER UNDER SECTION 12.03, BUT WITHOUT LIMITING THE OBLIGATIONS OF BORROWER UNDER SAID SECTION 12.03 AND FOR ANY AND ALL OTHER INDEMNITY MATTERS WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT IN ANY WAY RELATING TO OR ARISING OUT
OF: (i) THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY, BUT EXCLUDING, UNLESS A DEFAULT HAS OCCURRED AND IS CONTINUING, NORMAL ADMINISTRATIVE COSTS AND EXPENSES INCIDENT TO THE PERFORMANCE OF ITS AGENCY DUTIES HEREUNDER OR (ii) THE ENFORCEMENT OF ANY OF THE TERMS OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS; WHETHER OR NOT ANY OF THE FOREGOING SPECIFIED IN THIS SECTION 11.04 ARISES FROM THE SOLE OR CONCURRENT NEGLIGENCE OF THE ADMINISTRATIVE AGENT, PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY OF THE FOREGOING TO THE EXTENT THEY ARISE FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE ADMINISTRATIVE AGENT.

            SECTION 11.05 NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender acknowledges and agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and its decision to enter into this Agreement, and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by Borrower of this Agreement, the Notes or any Loan Document or other document referred to or provided for herein or to inspect the properties or books of Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrower (or any of its Affiliates) which may come into the possession of the Administrative Agent or any of its Affiliates.

            SECTION 11.06 ACTION BY ADMINISTRATIVE AGENT. Except for action or other matters expressly required of the Administrative Agent hereunder, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall (i) receive written instructions from the Majority Lenders (or all of the Lenders as expressly required by SECTION 12.04) specifying the action to be taken, and (ii) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of


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taking or continuing to take any such action. The instructions of the Majority
Lenders (or all of the Lenders as expressly required by SECTION 12.04) and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, the Administrative Agent shall take such action with respect to such Default as shall be directed by the Majority Lenders (or all of the Lenders as required by SECTION 12.04) in the written instructions (with indemnities satisfactory to the Administrative Agent) described in this SECTION 11.07, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent shall not be obligated to take any such action with respect to such Default. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or applicable law.

            SECTION 11.07 RESIGNATION OR REMOVAL OF ADMINISTRATIVE AGENT. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving at least thirty (30) days' written notice thereof to the Lenders and Borrower, and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent with consent of Borrower (such consent not to be unreasonably withheld), except no such consent shall be necessary if an Event of Default has occurred and is continuing. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent with consent of Borrower (such consent not to be unreasonably withheld), except no such consent shall be necessary if an Event of Default has occurred and is continuing. Upon the acceptance of such appointment hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this ARTICLE XI and SECTION
12.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

                                  ARTICLE XII

                                  MISCELLANEOUS

            SECTION 12.01 WAIVER. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.


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            SECTION 12.02 NOTICES. All notices and other communications provided for herein and in the other Loan Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement or the other Loan Documents) shall be given or made by telex, telecopy, courier (including overnight delivery service with delivery confirmation) or U.S. Mail or in writing and telexed, telecopied, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party pursuant to the terms hereof. Except as otherwise provided in this Agreement or in the other Loan Documents, all such communications shall be deemed to have been duly given when transmitted, if transmitted before 1:00 p.m. local time on a Business Day (otherwise on the next succeeding Business Day) by telex or telecopier and evidence or confirmation of receipt is obtained, or personally delivered (including overnight delivery service with delivery confirmation) or, in the case of a mailed notice, three
(3) Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

            SECTION 12.03 PAYMENT OF EXPENSES, INDEMNITIES, ETC.

                  (a) Borrower agrees:

                        (1) to pay the reasonable fees and disbursements of
            counsel to the Majority Lenders in connection with this Agreement and related matters (not to exceed $100,000), together with all of the Administrative Agent's and Majority Lenders' reasonable legal fees and expenses in connection with any amendment, waiver or consent relating to this Agreement and related matters, and, in the case of enforcement pursuant to or in connection with this Agreement, the reasonable fees and disbursements of counsel for the Administrative Agent and any of the Lenders; and promptly reimburse the Administrative Agent for all amounts expended, advanced or incurred by the Administrative Agent or the Lenders to satisfy any obligation of Borrower under this Agreement or any other Loan Document, including without limitation, all costs and expenses of foreclosure;

                        (2) TO INDEMNIFY THE ADMINISTRATIVE AGENT AND EACH
            LENDER AND EACH OF THEIR AFFILIATES AND EACH OF THEIR RESPECTIVE OFFICERS, MEMBERS, MANAGERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS ("INDEMNIFIED PARTIES") FROM, HOLD EACH OF THEM HARMLESS AGAINST AND PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM FOR, THE INDEMNITY MATTERS WHICH MAY BE INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (I) ANY ACTUAL OR PROPOSED USE BY BORROWER OF THE PROCEEDS OF ANY OF THE LOANS, (II) THE EXECUTION, DELIVERY AND PERFORMANCE OF THE LOAN DOCUMENTS, (III) THE OPERATIONS OF THE BUSINESS OF BORROWER AND ITS SUBSIDIARIES, (IV) THE FAILURE OF BORROWER OR ANY SUBSIDIARY TO COMPLY WITH THE TERMS OF


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            THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (V) ANY
            INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OF BORROWER SET FORTH IN ANY OF THE LOAN DOCUMENTS, OR (VI) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES) OR CLAIM AND INCLUDING ALL INDEMNITY MATTERS ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF ANY INDEMNIFIED PARTY, BUT EXCLUDING ALL INDEMNITY MATTERS ARISING SOLELY BY REASON OF CLAIMS BETWEEN THE LENDERS OR ANY LENDER AND THE ADMINISTRATIVE AGENT OR A LENDER'S SHAREHOLDERS OR OWNERS AGAINST THE ADMINISTRATIVE AGENT OR LENDER OR BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF THE INDEMNIFIED PARTY; AND

                        (3) TO INDEMNIFY AND HOLD HARMLESS FROM TIME TO TIME THE
            INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT (I) UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO BORROWER OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (II) AS A RESULT OF THE BREACH OR NON-COMPLIANCE BY BORROWER OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO BORROWER OR ANY SUBSIDIARY, (III) DUE TO PAST OWNERSHIP BY BORROWER OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (IV) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY BORROWER OR ANY SUBSIDIARY, OR (V) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS; PROVIDED, HOWEVER, NO INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 12.03(a)(3) IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING FROM THE ACTS OR OMISSIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS SHALL HAVE OBTAINED POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE, AS MORTGAGEE-IN-POSSESSION OR OTHERWISE).


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                  (b) No Indemnified Party may settle any claim to be
      indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld; provided, that the indemnitor may not reasonably withhold consent to any settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at that time, including the maximum potential claims against the Indemnified Party to be indemnified pursuant to this Section 12.03. No indemnitor shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement
      (1) includes an unconditional release of such Indemnified Party in form and substance satisfactory to such Indemnified Party from all liability on claims that are the subject matter of such proceeding and (2) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Party.

                  (c) In the case of any indemnification hereunder, the Administrative Agent or Lender, as appropriate shall give notice to Borrower of any such claim or demand being made against the Indemnified Party and Borrower shall have the non-exclusive right to join in the defense against any such claim or demand provided that if Borrower provides a defense (such defense counsel to be reasonably acceptable to the Administrative Agent and the Indemnified Party), the Indemnified Party shall bear its own cost of defense unless there is a conflict between Borrower and such Indemnified Party.

                  (d) THE FOREGOING INDEMNITIES SHALL EXTEND TO THE INDEMNIFIED PARTIES NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNIFIED PARTIES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNIFIED PARTIES. TO THE EXTENT THAT AN INDEMNIFIED PARTY IS FOUND TO HAVE COMMITTED AN ACT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, THIS CONTRACTUAL OBLIGATION OF INDEMNIFICATION SHALL CONTINUE BUT SHALL ONLY EXTEND TO THE PORTION OF THE CLAIM THAT IS DEEMED TO HAVE OCCURRED BY REASON OF EVENTS OTHER THAN THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTY.

                  (e) Borrower's obligations under this SECTION 12.03 shall survive any termination of this Agreement and the Loan Documents and the payment of the Notes and shall continue for a period of three years and one day thereafter in full force and effect.

                  (f) Borrower shall pay any amounts due under this SECTION
      12.03 within thirty (30) days of the receipt by Borrower of notice of the amount due.


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            SECTION 12.04 AMENDMENTS, ETC. Any provision of this Agreement or any Loan Document may be amended, modified or waived with Borrower's and the Majority Lenders' prior written consent; provided that (i) no amendment, modification or waiver which extends the final maturity of the Loans, forgives the principal amount of any Loans outstanding under this Agreement or reduces the interest rate applicable to the Loans or the fees payable to the Lenders generally, affects this SECTION 12.04 or SECTIONS 12.03 or 12.06(a) or modifies the definition of "Majority Lenders" shall be effective without the consent of all Lenders; (ii) no amendment, modification or waiver which modifies the rights, duties or obligations of the Administrative Agent shall be effective without the consent of the Administrative Agent.

            SECTION 12.05 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. SECTION 12.06 ASSIGNMENTS AND PARTICIPATIONS.

                  (a) Borrower may not assign its rights or obligations hereunder or under the Notes without the prior written consent of all of the Lenders and the Administrative Agent.

                  (b) Any Lender may, upon the written consent of the Administrative Agent and, if no Event of Default has occurred and is continuing, Borrower (which consent will not be unreasonably withheld), assign to one or more assignees all or a portion of its rights and obligations under this Agreement pursuant to an Assignment Agreement substantially in the form of Exhibit D (an "ASSIGNMENT"); provided, however, that any such assignment shall be in the amount of at least $5,000,000 or such lesser amount to which Borrower has consented. Any such assignment will become effective upon the execution and delivery to the Administrative Agent of the Assignment and the consent of the Administrative Agent. Promptly after receipt of an executed Assignment, the Administrative Agent shall send to Borrower a copy of such executed Assignment. Upon receipt of such executed Assignment, Borrower, will, at its own expense, execute and deliver new Notes to the assignor and/or assignee, as appropriate, in accordance with their respective interests as they appear. Upon the effectiveness of any assignment pursuant to this
      SECTION 12.06(b), the assignee will become a "Lender," if not already a "Lender," for all purposes of this Agreement. The assignor shall be relieved of its obligations hereunder to the extent of such assignment (and if the assigning Lender no longer holds any rights or obligations under this Agreement, such assigning Lender shall cease to be a "Lender" hereunder except that its rights under SECTIONS 4.05 and 12.03 shall not be affected). The Administrative Agent will prepare on the last Business Day of each month during which an assignment has become effective pursuant to this SECTION 12.06(b), a new ANNEX I giving effect to all such assignments effected during such month, and will promptly provide the same to Borrower and each of the Lenders.

                  (c) The Lenders may furnish any information concerning Borrower in the possession of the Lenders from time to time to assignees and participants (including prospective assignees and participants); provided that, such Persons agree to be bound by the provisions of SECTION 12.15.


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

                  (d) Notwithstanding anything in this SECTION 12.06 to the contrary, any Lender may assign and pledge its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or such Federal Reserve Bank. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

                  (e) Notwithstanding any other provisions of this SECTION 12.06, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any state.

            SECTION 12.07 INVALIDITY. In the event that any one or more of the provisions contained in any of the Loan Documents shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any other Loan Document.

            SECTION 12.08 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

            SECTION 12.09 REFERENCES. The words "herein," "hereof," "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection. Any reference herein to a section shall be deemed to refer to the applicable section of this Agreement unless otherwise stated herein. Any reference herein to an annex, exhibit or schedule shall be deemed to refer to the applicable annex, exhibit or schedule attached hereto unless otherwise stated herein.

            SECTION 12.10 SURVIVAL. The obligations of the parties under SECTION
4.05 and SECTIONS 11.04 and 12.03 shall survive the termination of this Agreement and the repayment of the Loans. To the extent that any payments on the Loans are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the portion of the Loans so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent's and the Lenders' Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

            SECTION 12.11 CAPTIONS. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

            SECTION 12.12 NO ORAL AGREEMENTS. THE LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE

PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

            SECTION 12.13 GOVERNING LAW; SUBMISSION TO JURISDICTION.

                  (a) THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE NOTES (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF AND THEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL BE BROUGHT IN ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, AND ANY APPELLATE COURT AUTHORIZED TO HEAR APPEALS THEREFROM, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH OF BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS EXCLUSIVE AND IS INTENDED TO AND DOES PRECLUDE THE PARTIES FROM OBTAINING JURISDICTION OVER OTHER PARTIES IN ANY OTHER COURT.

                  (c) BORROWER HEREBY IRREVOCABLY DESIGNATES CT CORPORATION LOCATED AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS THE DESIGNEE, APPOINTEE AND AGENT OF BORROWER TO RECEIVE, FOR AND ON BEHALF OF BORROWER, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY OVERNIGHT COURIER TO BORROWER AT ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW, BUT THE FAILURE OF

      BORROWER TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING.

                  (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

                  (e) BORROWER AND EACH LENDER HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR ADMINISTRATIVE AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (IV) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS
      SECTION 12.13.

            SECTION 12.14 INTEREST. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Loans (or, to the extent that the principal amount of the Loans shall have been or would thereby be paid in full, refunded by such Lender to Borrower); and (ii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Loans (or, to the extent that the principal amount of the Loans shall have been or would thereby be paid in full, refunded by such Lender to Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this SECTION 12.14 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this SECTION 12.14.

            SECTION 12.15 CONFIDENTIALITY. In the event that Borrower provides to the Administrative Agent or the Lenders written confidential information belonging to Borrower, the Administrative Agent and the Lenders shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that each utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain, (ii) hereafter become part of the public domain without the Administrative Agent or the Lenders breaching their obligation of confidence to Borrower, (iii) are previously known by the Administrative Agent or the Lenders from some source other than Borrower, (iv) are hereafter developed by the Administrative Agent or the Lenders without using Borrower's information, (v) are hereafter obtained by or available to the Administrative Agent or the Lenders from a third party who owes no obligation of confidence to Borrower with respect to such information or through any other means other than through disclosure by Borrower, (vi) are disclosed with Borrower's consent, (vii) must be disclosed either pursuant to any Governmental Requirement or to Persons regulating the activities of the Administrative Agent or the Lenders, or (viii) as may be required by law or regulation or order of any Governmental Authority in any judicial, arbitration or governmental proceeding. Further, the Administrative Agent or a Lender may disclose any such information to any other Lender, any independent certified public accountants, any legal counsel employed by such Person in connection with this Agreement or any Loan Document, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or any assignee or participant (including prospective assignees and participants) in the Loans; provided, however, that the Administrative Agent or the Lenders shall ensure that the Person to whom such information is disclosed shall have the same obligation to maintain the confidentiality of such information as is imposed upon the Administrative Agent or the Lenders hereunder. Notwithstanding anything to the contrary provided herein, this obligation of confidence shall cease three years from the date all Loans are paid in full, unless Borrower requests in writing at least thirty (30) days prior to the expiration of such three (3) year period, to maintain the confidentiality of such information for an additional three year period. Borrower waives any and all other rights it may have to confidentiality as against the Administrative Agent and the Lenders arising by contract, agreement, statute or law except as expressly stated in this SECTION 12.15.

            SECTION 12.16 EFFECTIVENESS. This Agreement shall be effective on the Amendment and Restatement Date.

            SECTION 12.17 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND EACH LOAN DOCUMENT AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND EACH LOAN DOCUMENT; THAT IT HAS IN FACT READ THIS AGREEMENT AND EACH LOAN DOCUMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT AND EACH LOAN DOCUMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND EACH LOAN DOCUMENT; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND EACH LOAN DOCUMENT; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND EACH LOAN DOCUMENT RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND EACH LOAN DOCUMENT ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

      The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                         CALLON PETROLEUM COMPANY


                                  By:    _______________________________________
                                  Name:  John S. Weatherly
                                  Title: Senior Vice President and
                                         Chief Financial Officer

                                  Address for Notices:

                                  200 North Canal Street
                                  Natchez, Mississippi 39120

                                  Telecopier No.: (601) 446-1374
                                  Telephone No.: (601) 442-1601
                                  Attention:  John S. Weatherly


                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

ADMINISTRATIVE AGENT:             WELLS FARGO BANK, NATIONAL
                                  ASSOCIATION


                                  By:    _______________________________________
                                  Name:  Melissa Scott
                                  Title: Vice President

                                  Address for Notices:

                                  505 Main Street, Suite 301
                                  Fort Worth, TX 76102
                                  Telecopier No.: (817) 885-8650
                                  Telephone No.: (817) 334-7065


                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          FTVIPT-INCOME SECURITIES FUND


                                  By:    _______________________________________
                                  Name:  David P. Goss
                                  Title: Vice President

                                  Address for Notices:

                                  1 Franklin Parkway
                                  San Mateo, CA 94403

                                  With copy to:

                                  Paul, Hastings, Janofsky & Walker
                                  55 Second St., 24th Floor
                                  San Francisco, CA 94105

                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          FTIF INCOME FUND


                                  By:    _______________________________________
                                  Name:  Greg McGowan
                                  Title: Director

                                  Address for Notices:

                                  1 Franklin Parkway
                                  San Mateo, CA 94403

                                  With copy to:

                                  Paul, Hastings, Janofsky & Walker
                                  55 Second St., 24th Floor
                                  San Francisco, CA 94105


                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          FRANKLIN CUSTODIAN FUNDS - INCOME
                                  SERIES


                                  By:    _______________________________________
                                  Name:  David P. Gross
                                  Title: Vice President

                                  Address for Notices:

                                  1 Franklin Parkway
                                  San Mateo, CA 94403

                                  With copy to:

                                  Paul, Hastings, Janofsky & Walker
                                  55 Second St., 24th Floor
                                  San Francisco, CA 94105


                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          MERRILL LYNCH PCG, INC.

                                  By:    _______________________________________
                                  Name:  Martin McInerney
                                  Title: _______________________________________

                                  Address for Notices:

                                  4 World Financial Center
                                  9th Floor
                                  New York, NY 10080
                                  ATTN: Larry First

                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          DB DISTRESSED OPPORTUNITIES FUND,
                                  L.P., AS ASSIGNEE

                                  BY:  POST ADVISORY GROUP, LLC, AS
                                       INVESTMENT MANAGER


                                       By:    __________________________________
                                       Name:  Carl Goldsmith
                                       Title: Executive Vice President

                                  Address for Notices:

                                  Post Advisory Group, LLC
                                  11755 Wilshire Blvd., Suite 1400
                                  Los Angeles, CA 90025
                                  ATTN: Mark Porrazzo


                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          HFR ASSET MANAGEMENT, L.L.C.,
                                  AS ASSIGNEE

                                  BY: POST ADVISORY GROUP, LLC, AS
                                      INVESTMENT MANAGER


                                      By:_______________________________________
                                      Name:  Carl Goldsmith
                                      Title: Executive Vice President

                                  Address for Notices:

                                  Post Advisory Group, LLC
                                  11755 Wilshire Blvd., Suite 1400
                                  Los Angeles, CA 90025
                                  ATTN: Mark Porrazzo


                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          THE OPPORTUNITY FUND, LLC, AS ASSIGNEE

                                  BY: POST ADVISORY GROUP, LLC, AS
                                      INVESTMENT MANAGER


                                      By:_______________________________________
                                      Name:  Carl Goldsmith
                                      Title: Executive Vice President

                                  Address for Notices:

                                  Post Advisory Group, LLC
                                  11755 Wilshire Blvd., Suite 1400
                                  Los Angeles, CA 90025
                                  ATTN: Mark Porrazzo


                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          POST BALANCED FUND, L.P., AS ASSIGNEE

                                  BY: POST ADVISORY GROUP, LLC, AS
                                      INVESTMENT MANAGER

                                      By:_______________________________________
                                      Name:  Carl Goldsmith
                                      Title: Executive Vice President

                                  Address for Notices:

                                  Post Advisory Group, LLC
                                  11755 Wilshire Blvd., Suite 1400
                                  Los Angeles, CA 90025
                                  ATTN: Mark Porrazzo


                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          POST OPPORTUNITY FUND, L.P., AS ASSIGNEE

                                  BY:  POST ADVISORY GROUP, LLC, AS
                                       INVESTMENT MANAGER


                                       By:______________________________________
                                       Name:  Carl Goldsmith
                                       Title: Executive Vice President

                                  Address for Notices:

                                  Post Advisory Group, LLC
                                  11755 Wilshire Blvd., Suite 1400
                                  Los Angeles, CA 90025
                                  ATTN: Mark Porrazzo


                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          MW POST OPPORTUNITY OFFSHORE
                                  FUND, LTD., AS ASSIGNEE

                                  BY: POST ADVISORY GROUP, LLC, AS
                                      INVESTMENT MANAGER


                                      By:_______________________________________
                                      Name:  Carl Goldsmith
                                      Title: Executive Vice President

                                  Address for Notices:

                                  Post Advisory Group, LLC
                                  11755 Wilshire Blvd., Suite 1400
                                  Los Angeles, CA 90025
                                  ATTN: Mark Porrazzo


                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          POST TOTAL RETURN FUND, L.P.,
                                  AS ASSIGNEE

                                  BY:  POST ADVISORY GROUP, LLC, AS
                                       INVESTMENT MANAGER


                                       By:______________________________________
                                       Name:  Carl Goldsmith
                                       Title: Executive Vice President

                                  Address for Notices:

                                  Post Advisory Group, LLC
                                  11755 Wilshire Blvd., Suite 1400
                                  Los Angeles, CA 90025
                                  ATTN: Mark Porrazzo

                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          SOUTH DAKOTA INVESTMENT COUNCIL,
                                  AS ASSIGNEE

                                  BY: POST ADVISORY GROUP, LLC, AS
                                      INVESTMENT MANAGER

                                      By:______________________________________
                                      Name:  Carl Goldsmith
                                      Title: Executive Vice President

                                  Address for Notices:

                                  Post Advisory Group, LLC
                                  11755 Wilshire Blvd., Suite 1400
                                  Los Angeles, CA 90025
                                  ATTN: Mark Porrazzo


                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          SPHINX DISTRESSED FUND SPC, AS ASSIGNEE

                                  BY: POST ADVISORY GROUP, LLC, AS
                                      INVESTMENT MANAGER


                                      By:_______________________________________
                                      Name:  Carl Goldsmith
                                      Title: Executive Vice President

                                  Address for Notices:

                                  Post Advisory Group, LLC
                                  11755 Wilshire Blvd., Suite 1400
                                  Los Angeles, CA 90025
                                  ATTN: Mark Porrazzo


                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          DEUTSCH BANK AG, LONDON BRANCH


                                  By:    _______________________________________
                                  Name:  Tracy Fu
                                  Title: _______________________________________

                                  Address for Notices:

                                  31 West 52nd Street
                                  New York, NY 10019
                                  ATTN: Tracy Fu


                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          CREDIT SUISSE FIRST BOSTON
                                  INTERNATIONAL


                                  By:    _______________________________________
                                  Name:  _______________________________________
                                  Title: _______________________________________


                                  By:    _______________________________________
                                  Name:  _______________________________________
                                  Title: _______________________________________

                                  Address for Notices:

                                  11 Madison Avenue
                                  4th Floor
                                  New York, NY 10010
                                  ATTN: Jeff Tuck


                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          DOUBLE BLACK DIAMOND OFFSHORE LDC

                                  By: Carlson Capital, L.P., Investment Advisor

                                      By:  Asgard Investment Corp., its
                                           General Partner


                                           By:    ______________________________
                                           Name:  Clint D. Carlson
                                           Title: President

                                  Address for Notices:

                                  210 McKinney Avenue
                                  Suite 1600
                                  Dallas, TX 75201
                                  ATTN: Don Kendall


                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          BLACK DIAMOND OFFSHORE LTD.

                                  By: Carlson Capital, L.P., Investment Advisor

                                      By:  Asgard Investment Corp., its
                                           General Partner


                                           By:    ______________________________
                                           Name:  Clint D. Carlson
                                           Title: President

                                  Address for Notices:

                                  210 McKinney Avenue
                                  Suite 1600
                                  Dallas, TX 75201
                                  ATTN: Don Kendall


                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

LENDERS:                          JEFFERIES & COMPANY, INC.

                                  By:    _______________________________________
                                  Name:  Robert J. Welch
                                  Title: Senior Vice President

                                  Address for Notices:

                                  The Metro Center
                                  One Station Place, Three North
                                  Stamford, CT 06902
                                  ATTN: Robert J. Welch


                                -SIGNATURE PAGE-
             AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT,
                      DATED AS OF DECEMBER 23, 2003, AMONG
                     CALLON PETROLEUM COMPANY, AS BORROWER,
         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT
                        AND THE LENDERS SIGNATORY HERETO

                                     ANNEX I

                               LIST OF COMMITMENTS

LENDER                                                                           COMMITMENTS
                                                                              -----------------
Franklin Custodian Funds-Income Series, A Maryland corporation ........       U.S. $ 92,500,000

FTVIPT-Income Securities Fund, A Massachusetts Business Trust..........       U.S. $  6,000,000

FTIF Income Fund, A Luxembourg corporation.............................       U.S. $  1,500,000
                                                                              -----------------

                                                                              U.S. $100,000,000

NEW LENDER

Merrill Lynch PCG, Inc.................................................       U.S. $ 20,000,000

DB Distressed Opportunities Fund, L.P..................................       U.S. $    300,000

HFR Asset Management, L.L.C............................................       U.S. $    700,000

The Opportunity Fund, LLC..............................................       U.S. $  2,000,000

Post Balanced Fund, L.P................................................       U.S. $  1,500,000

Post Opportunity Fund, L.P.............................................       U.S. $  3,800,000

MW Post Opportunity Offshore Fund, Ltd.................................       U.S. $  3,500,000

Post Total Return Fund, L.P............................................       U.S. $  1,250,000

South Dakota Investment Council........................................       U.S. $  1,650,000

Sphinx Distressed Fund SPC.............................................       U.S. $    300,000

Deutsch Bank AG, London Branch.........................................       U.S. $  5,000,000

Credit Suisse First Boston International...............................       U.S. $  5,000,000

Double Black Diamond Offshore LDC......................................       U.S. $ 14,280,000

Black Diamond Offshore Ltd.............................................       U.S. $  2,720,000

Black Diamond Energy Offshore LDC......................................       U.S. $  3,000,000

Jefferies & Company, Inc...............................................       U.S. $ 10,000,000

Franklin Custodian Funds - Income Series, a Maryland corporation.......       U.S. $ 10,000,000
                                                                              -----------------

                                                                              U.S. $ 85,000,000

TOTAL                                                                         U.S. $185,000,000
                                                                              =================


                                     Annex I

                                    EXHIBIT A

                                    [FORM OF]
                                      NOTE

      THE ISSUANCE AND SALE OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS NOTE, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE THERETO UNDER RULE 144(k) UNDER THE SECURITIES ACT WHICH IS APPLICABLE TO THIS NOTE (THE "RESALE RESTRICTION TERMINATION DATE") OTHER THAN (1) TO THE COMPANY OR THEIR RESPECTIVE SUBSIDIARIES, (2) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) INSIDE THE UNITED STATES TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT), (4) TO A NON-"U.S. PERSON" IN AN "OFFSHORE TRANSACTION" (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT,
(5) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND SUBJECT TO THE RIGHT OF THE ADMINISTRATIVE AGENT OR THE COMPANY PRIOR TO ANY SUCH SALE, PLEDGE OR OTHER TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON REQUEST OF THE HOLDER ON OR AFTER THE RESALE RESTRICTION TERMINATION DATE.

$____________________                                          December 23, 2003

            CALLON PETROLEUM COMPANY, a Delaware corporation (the "BORROWER"), for value received, promises and agrees to pay to __________________________ (the "LENDER"), or order, at the account of Wells Fargo Bank, National Association, a national banking association, as Administrative Agent, maintained at _______________, or such other account as the Administrative Agent may from time to time specify by written notice to Borrower, the principal sum of [__________________________] ($_________________), or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans owed to the Lender under the Credit Agreement, as hereafter defined, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided for in the Credit Agreement, and to pay interest on the unpaid principal amount as provided for in the Credit Agreement, at such account, in like money and funds, for the period commencing on the date of each such Loan until such Loan shall be paid in full, at the rate per annum equal to 9.75% or as otherwise specified in the Credit Agreement, but in no event to exceed the Highest Lawful Rate, and on the dates provided in the Amended and Restated Credit Agreement..

            This note evidences the Loan owed to the Lender under that certain Amended and Restated Credit Agreement dated as of December 8, 2003 and amended and restated as of December 23, 2003, by and among Borrower, Wells Fargo Bank, National Association, a national banking association, as Administrative Agent, and the other lenders signatory thereto (including the Lender) (such Credit Agreement, together with all modifications, amendments, supplements or successors thereto, being the "CREDIT AGREEMENT"), and shall be governed by the Credit Agreement. Capitalized terms used in this note and not defined in this note, but which are defined in the Credit Agreement, have the respective meanings herein as are assigned to them in the Credit Agreement.

            Each payment made on account of the principal and interest hereof shall be recorded by the Lender on its books, provided that any failure by the Lender to make any such record shall not affect the obligations of Borrower under the Credit Agreement or under this note in respect of such Loans.

            Except only for any notices which are specifically required by the Credit Agreement or the other Loan Documents, Borrower and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including but not limited to notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability, and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

            The Credit Agreement provides for the acceleration of the maturity of this note upon the occurrence of certain events and for prepayment of Loans upon the terms and conditions specified therein. Reference is made to the Credit Agreement for all other pertinent purposes. This note may not be assigned, transferred, sold or indorsed except in accordance with the Credit Agreement.

            This note is issued pursuant to and is entitled to the benefits of the Credit Agreement.

            THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

                                      CALLON PETROLEUM COMPANY


                                      By:   ____________________________________
                                      Name: ____________________________________
                                      Title:____________________________________

                                    EXHIBIT B

                                     FORM OF
                             COMPLIANCE CERTIFICATE

            The undersigned hereby certifies that he is the _______________________ of CALLON PETROLEUM COMPANY, a Delaware corporation (the "BORROWER"), and that as such he is authorized to execute and deliver this certificate on behalf of Borrower. This certificate is being delivered pursuant to that certain Amended and Restated Credit Agreement dated as of December 8, 2003 and amended and restated as of December 23, 2003 (as restated, amended, modified, supplemented and in effect from time to time, the "AGREEMENT"), among Borrower, the Lenders signatory thereto, and Wells Fargo Bank, National Association, a national banking association, as Administrative Agent for the Lenders.

            The undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified);

            (a)______[There currently does not exist any Default under the Agreement.] [Attached hereto is a schedule specifying the reasonable details of [a] certain Default[s] which exist under the Agreement and the action taken or proposed to be taken with respect thereto.]

            (b)______All of the representations and warranties of Borrower set forth in the Agreement are true and correct as of the date hereof, unless such representations and warranties speak as to a certain date.

            EXECUTED AND DELIVERED this ____ day of _____________, 20__.

                                          CALLON PETROLEUM COMPANY


                                          By:    _______________________________
                                          Name:  _______________________________
                                          Title: _______________________________

                                    EXHIBIT C

                                     FORM OF
                        RESPONSIBLE OFFICER'S CERTIFICATE

      Pursuant to SECTION 8.01(I) of that certain Amended and Restated Credit Agreement dated as of December 8, 2003 and amended and restated as of December 23, 2003 (the "CREDIT AGREEMENT") among Callon Petroleum Company, a Delaware corporation (the "Borrower"), the Lenders signatory thereto, and Wells Fargo Bank, National Association, a national banking association, as Administrative Agent for the Lenders, the undersigned hereby certifies, as of the date hereof, that:

      1. He is the duly appointed ____________________ of Borrower and is duly authorized to make, execute and deliver this certificate.

      2. The matters set forth in the financial statements attached hereto are accurate and correctly reflect the financial condition of the Corporation for the respective calendar quarter or fiscal year of the statements.

      3. No Default has occurred and is continuing (or, if any Default has occurred and is continuing, such Default is described in reasonable detail in a document attached hereto).

      4. Attached hereto, in reasonable detail, are the computations necessary to determine whether Borrower is in compliance with
            SECTION 9.01(a) of the Credit Agreement as of the end of the respective calendar quarter or fiscal year of the financial statements attached hereto.

IN WITNESS HEREOF, the undersigned has executed this certificate as of the ___ day of ____________, 20__.


                                             By: _______________________________
                                                 Name:
                                                 Title:

                                    EXHIBIT D

                                     FORM OF
                              ASSIGNMENT AGREEMENT

            This Assignment Agreement ("Assignment") between Assignor and Assignee is executed and delivered pursuant to that certain Amended and Restated Credit Agreement dated as of December 8, 2003 and amended and restated as of December 23, 2003 (as amended, modified, supplemented and in effect on the date hereof, (the "CREDIT AGREEMENT"), among Callon Petroleum Company, a Delaware corporation, the Lenders signatory thereto and Wells Fargo Bank, National Association, a national banking association, as Administrative Agent for the Lenders. Capitalized terms used but not defined herein are as defined in the Credit Agreement.

            The Assignor named herein hereby sells and assigns, without recourse, to the Assignee named herein, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date (defined below) the interests set forth herein (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the Loans which are outstanding on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

            This Assignment is being delivered to the Administrative Agent together with (i) if the Assignee is a foreign lender, any documentation required to be delivered by the Assignee pursuant to SECTION 4.05(D) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, any other documentation required by the Credit Agreement or any Loan Document, duly completed by the Assignee, to Borrower, the Administrative Agent and each Lender, as applicable. The Assignee shall pay the fee payable to the Administrative Agent pursuant to SECTION 12.06(b) of the Credit Agreement.

            This Assignment shall be governed by and construed in accordance with the laws of the State of New York including section 5-1401 of the General Obligations Law of the State of New York, but otherwise without giving effect to principles of conflicts of laws.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment ("Assignment Date"):

                                                                                         Percentage Assigned of
                                                                                   Facility/Commitment (set forth, to
                                                                                 at least 8 decimals, as a percentage
                                                                                   of the Facility and the aggregate
                                                                                       Commitments of all Lenders
           Facility                         Principal Amount Assigned                          thereunder)

_____________________________             ______________________________           _________________________________

Commitment Assigned:

_____________________________             $_____________________________           _________________________________

Loans:

_____________________________             ______________________________           _________________________________

The terms set forth above are hereby agreed to:

                                            [NAME OF ASSIGNEE], AS ASSIGNEE

                                            By:   ______________________________
                                            Name: ______________________________
                                            Title:______________________________


                                            [NAME OF ASSIGNOR], AS ASSIGNOR

                                            By:   ______________________________
                                            Name: ______________________________
                                            Title:______________________________

The undersigned hereby consent to this Assignment:

CALLON PETROLEUM COMPANY

By:    ____________________________________________
Name:  ____________________________________________
Title: ____________________________________________


WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

By:    ____________________________________________
Name:  ____________________________________________
Title: ____________________________________________

                                   EXHIBIT E-1
                        FORM OF LOAN INCREASE CERTIFICATE

                              [_________], 200[__]

To:   Wells Fargo Bank, National Association,
      as Administrative Agent

      The Borrower, the Administrative Agent and the other Agents and certain Lenders have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of December 8, 2003 and amended and restated as of December 23, 2003, as amended from time to time (the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

      This Commitment Increase Certificate is being delivered pursuant to
SECTION 2.02 of the Credit Agreement.

      Please be advised that the undersigned has agreed to increase its Commitment under the Credit Agreement effective [ ], 200[ ] from $[ ] to $[ ] and (b) that it shall continue to be a party in all respect to the Credit Agreement and the other Loan Documents.

      [The [Borrower/Lender] shall pay the fee payable to the Administrative Agent pursuant to SECTION ____ of the Credit Agreement.]

                                          Very truly yours,

                                          [                                    ]


                                          By:    _______________________________
                                          Name:  _______________________________
                                          Title: _______________________________

                                      E-1-1

Accepted and Agreed:

Wells Fargo Bank, National Association,
as Administrative Agent


By:    ________________________________
Name:  ________________________________
Title: ________________________________

Accepted and Agreed:

Callon Petroleum Company


By:    ________________________________
Name:  ________________________________
Title: ________________________________


                                      E-1-2

                                   EXHIBIT E-2
                      FORM OF ADDITIONAL LENDER CERTIFICATE

                              [_________], 200[___]

To:   Wells Fargo Bank, National Association,
      as Administrative Agent

      The Borrower, the Administrative Agent and the other Lenders have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of December 8, 2003 and amended and restated as of December 23, 2003, as amended from time to time (the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

      This Additional Lender Certificate is being delivered pursuant to SECTION ___ of the Credit Agreement.

      Please be advised that the undersigned has agreed (a) to become a Lender under the Credit Agreement effective [ ], 200[ ] with a Commitment of $[ ] and
(b) that it shall be a party in all respect to the Credit Agreement and the other Loan Documents.

      This Additional Lender Certificate is being delivered to the Administrative Agent together with (i) if the Additional Lender is a Foreign Lender, any documentation required to be delivered by such Additional Lender pursuant to SECTION 4.05(D) of the Credit Agreement, duly completed and executed by the Additional Lender[, and (ii) an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Additional Lender]. [The [Borrower/Additional Lender] shall pay the fee payable to the Administrative Agent pursuant to SECTION ___ of the Credit Agreement.]

                                           Very truly yours,

                                           [                                   ]


                                           By:   _______________________________
                                           Name: _______________________________
                                           Title:_______________________________

Accepted and Agreed:

Wells Fargo Bank, National Association,
as Administrative Agent


By:    ________________________________
Name:  ________________________________
Title: ________________________________

Accepted and Agreed:

Callon Petroleum Company


By:    ________________________________
Name:  ________________________________
Title: ________________________________


                                      F-2